UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-24073

Calamos Aksia HEDGED STRATEGIES Fund

(Exact name of Registrant as specified in charter)

2020 Calamos Court, Naperville, Illinois 60563-2787

(Address of principal executive offices) (zip code)

Stephen Atkins, Treasurer

Calamos Advisors, LLC

2020 Calamos Court

Naperville, Illinois 60563-2787

(Name, Address and Telephone Number of Person Authorized to Receive Notices and
Communications on Behalf of the Filing Person(s))

(Name and address of agent for service)

Copy to:

Erik D. Ojala

Calamos Advisors LLC

2020 Calamos Court

Naperville, Illinois 60563

Maya Fishman, Esq.

Aksia LLC

599 Lexington Avenue, 37th Floor

New York, NY 10022

Joshua B. Deringer, Esq.

Joshua M. Lindauer, Esq.
Faegre Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (630) 245-7200

Date of fiscal year end: March 31

Date of reporting period: October 1, 2025 through March 31, 2026

ITEM 1(a). REPORT TO SHAREHOLDERS.

Calamos Aksia
Hedged Strategies Fund

ANNUAL REPORT MARCH 31, 2026

JOHN KOUDOUNIS

President and Chief Executive Officer,
Calamos Investments

Chairman, Calamos Aksia Funds

Dear Fellow Shareholder:

Calamos and Aksia: A Powerful, Proven Partnership

Since the founding of Calamos in the 1970s, we’ve harnessed alternatives seeking to generate alpha and income while managing risk—a discipline that led us to partner with Aksia LLC, a global leader in alternative investments, to launch three innovative funds.

Aksia’s private credit expertise complemented our risk-managed investment philosophy, and together we believed we could deliver a differentiated, resilient private credit solution for investors through Calamos Aksia Alternative Credit and Income Fund (“CAPIX”). While several competitive funds faltered this past year, CAPIX’s flexible opportunity set, spanning the global private credit universe, continued to provide investors an attractive yield and lower correlation to traditional bond and equity assets.

Similarly, our Calamos Aksia Private Equity and Alternatives Fund (“CAPVX”) generated alpha by targeting small and mid-market companies through co-investments and smaller, specialized secondaries.

The Calamos Aksia Hedged Strategies Fund (“HEDGX”) brings together Aksia’s hedge fund expertise and our strength in managing liquid alternatives. The Fund seeks low beta through a curated portfolio of hedge funds designed to perform across different market environments. Despite a turbulent year, the Fund provided investors capital appreciation while maintaining low sensitivity to equity market volatility.

Looking ahead, macro volatility and elevated dispersion should serve as tailwinds for all the funds—rewarding the disciplined, selective approach that defines our partnership.

In less than three years, CAPIX has surpassed $1.2 billion in AUM, CAPVX $352 million, and our newest offering HEDGX is gaining momentum—milestones that reflect the trust you have placed in us. Everyone at Calamos and Aksia remains committed to earning your confidence and helping you achieve your long-term goals.

Sincerely,

John Koudounis

President and Chief Executive Officer, Calamos Investments
Chairman, Calamos Aksia Funds

Introducing an all-weather alternative and direct investments approach

Calamos Advisors LLC, a leader in liquid alternatives, and Aksia LLC, a global leader in private equity investments, have joined forces to offer Calamos Aksia Hedged Strategies Fund. The Fund is an institutional-style solution that seeks to achieve long-term capital appreciation while maintaining low equity market sensitivity primarily by allocating capital across hedge funds and other alternative investment vehicles.

Accesses unique institutional opportunities in alternative and direct investments. HEDGX taps into the expanding universe of alternative and direct investments through Aksia’s global relationships, sourcing expertise, and proprietary deal flow.

Seeks to invest or trade in a wide range of alternative assets and investment strategies, such as relative value, multi-strategy, tactical trading, event-driven and long/short equity.

Offers interval fund convenience. Investors can point-and-click to receive daily subscriptions. There are no accredited investor requirements, and annual distributions are reported on a Form 1099-DIV.

Actively manages liquidity sleeve with the aim of generating yield while maintaining readiness for the Fund’s 5% quarterly repurchase offer.

The opinions referenced are as of the date of the publication, are subject to change due to changes in the market or economic conditions, and may not necessarily come to pass. The information contained herein is for informational purposes only and should not be considered investment advice. See the Fund’s Prospectus for detailed information.

Investment Team Discussion (Unaudited)

Fund Commentary

The Calamos Aksia Hedged Strategies Fund (“HEDGX”) demonstrated strong performance in the fiscal year ending March 31, 2026, generating a net return of +7.66% (Class I Shares at net asset value) during the period. This compares to the HFRI Fund of Funds Conservative Index (+8.08%) and the Bloomberg US Aggregate Bond Index (+4.35%).

We believe attribution for the year underscores the benefits of diversification across strategies. Multi-Strategy and Relative Value allocations were large contributors in 2025, together accounting for approximately two-thirds of total strategy-level gains, with additional positive contributions from the remaining three strategies.

In the tariff-driven volatile months at the beginning of the year, we saw positive contributions from Tactical Trading, Relative Value and Multi-Strategy strategies. These are some of the core allocations in the portfolio that we expect to perform in various market environments, in certain cases generating positive returns in periods of negative market returns.

In months when equity markets were stronger, we saw positive contributions from Long/Short Equity and Event Driven managers with limited drag from others. The third fiscal quarter was particularly strong for hedge funds as equity markets moved higher, driven by declining interest rates, AI excitement (tempered by some valuation concerns), and economic data that signaled a potential soft landing. Our view is that these factors bolstered enthusiasm heading into 2026.

Market Commentary

Looking ahead, we believe the opportunity set for institutional hedge fund investing remains strong, driven by high levels of dispersion, macroeconomic volatility, and elevated interest rates.

As access to high-quality, high-conviction managers remains a key driver of outcomes, we believe that HEDGX is positioned to act when opportunities arise.

Manager Sourcing

Throughout the year, we opportunistically exited two investments, one Relative Value manager and one Long/Short Equity manager. We added three new managers to HEDGX: a low-net European Long/Short Equity manager, a Tactical Trading manager running a global macro strategy, and a volatility Relative Value strategy.

As of March 31, 2026, the portfolio was invested across 34 managers and remained well diversified across 16 sub-strategies.

We appreciate the support that we’ve received from our investors and interest in our approach. We look forward to an exciting and dynamic year ahead for hedge funds.

Sincerely,

Calamos and Aksia

Additional Information About the Fund (Unaudited)

GROWTH OF $1,000,000: FOR THE PERIOD SINCE INCEPTION 6/1/24 THROUGH 3/31/26

AVERAGE ANNUAL TOTAL RETURN† AS OF 3/31/26*

1 YEAR	SINCE INCEPTION (6/1/24)**
Calamos Aksia Hedged Strategies Fund – Class A (with Load)	4.93%	7.32%
Calamos Aksia Hedged Strategies Fund – Class C	5.64%	7.91%
Calamos Aksia Hedged Strategies Fund – Class I***	7.66%	8.95%
Calamos Aksia Hedged Strategies Fund – Class M	6.84%	8.14%
HFRI Fund of Funds Conservative Index	8.08%	6.39%
Bloomberg U.S. Aggregate Bond Index	4.35%	5.55%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (866) 363‑9219.

Simultaneous with the Fund’s Commencement of Operations, Calamos Aksia Hedge Fund Access Core Alpha LP, a Delaware limited partnership (the “Predecessor Fund”), reorganized with and into the Fund (the “Fund Conversion”). The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund and at the time of the Fund Conversion. The Predecessor Fund was managed by the same Advisor, Sub-Advisor and portfolio managers as the Fund. The Predecessor Fund commenced operations on June 1, 2024. The performance quoted above for the period since inception until close of business on 9/30/2025 is that of the Predecessor Fund and is adjusted to reflect the Fund’s estimated expenses of Class I Shares (with the exception of estimated Acquired Fund Fees and Expenses, the effect of which is already incorporated into the performance of the Predecessor Fund), the Fund’s Expense Limitation Agreement that is in effect for its first three years as a registered investment company, and timing of recording and reporting its investments’ practical expedient valuations to be in accordance with the expected valuation procedures of the Fund. The performance returns of the Predecessor Fund are unaudited and are calculated by the Advisor on a total return basis. If the effect of the Fund’s Expense Limitation Agreement were not reflected in the Predecessor Fund’s returns shown above, the returns would be lower. After-tax performance returns are not included for the Predecessor Fund. The Predecessor Fund was a privately placed fund, was not registered under the Investment Company Act of 1940 (the “1940 Act”), and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), which, if applicable, may have adversely affected its performance. The performance for the period from 10/1/2025 through March 31, 2026 is that of the Fund. The Fund Conversion itself was treated as a non-taxable contribution by the Predecessor Fund of limited partner interest to the Fund in exchange for shares of the interval fund, followed by a non-taxable liquidation of the Fund. Past performance is no indication of future returns.

†
Average annual total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares. Returns for Class C shares have been adjusted for the 1.00% contingent deferred sales charge on shares redeemed during the first 12 months after purchase.
*
The returns reflect the actual performance for the period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (“GAAP”). The performance for periods prior to the close of business on 9/30/2025 reflect that of the Predecessor Fund (defined herein), while the performance for periods from 10/1/2025 onwards reflects that of the Fund. The performance for the Predecessor Fund has not been restated to reflect the current expenses of the Fund. If the Fund’s current expenses had been reflected, the performance of the Predecessor Fund would have been different, and the Fund’s performance may differ substantially from what is shown for periods through the close of business on 9/30/2025.

CALAMOS AKSIA HEDGED STRATEGIES FUND ANNUAL REPORT

Additional Information About the Fund (Unaudited)

**
Calamos Aksia Hedge Fund Access Core Alpha LP reorganized with and transferred substantially all of its assets into the Fund through a reorganization that was finalized at the close of business on September 30, 2025. The Fund commenced operations as of the open of business on October 1, 2025. See Note 1 in the accompanying notes to the financial statements.
***
Minimum initial investment is $1,000,000.

The Expense Limitation and Reimbursement Agreement is in effect for a three-year period from August 13, 2025, the effective date of the Expense Limitation and Reimbursement Agreement (“Initial Term”).

Fund performance is shown net of fees. For the Fund’s current expense ratios, please refer to the Financial Highlights Section of this report. Performance results include the effect of expense reduction arrangements for some, or all the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends.

The HFRI Fund of Funds Conservative Index (the “Index”) is published by Hedge Fund Research, Inc. and is designed to reflect the performance of fund of funds vehicles that exhibit lower volatility and more conservative return profiles relative to the broader fund of funds universe. The Index is compiled from performance data voluntarily reported by fund of funds managers and is subject to reporting and survivorship biases that may cause index returns to differ from the actual experience of investors. The Index is unmanaged, does not reflect fees or expenses—including the layered fee structures associated with fund of funds vehicles—and is not available for direct investment. The Calamos Aksia Hedged Strategies Fund’s investment strategy, risk profile, and portfolio construction may differ materially from the funds comprising the index.

The Bloomberg US Aggregate Bond Index is considered generally representative of the investment grade bond market.

Unmanaged index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Schedule of Investments As of March 31, 2026

DESCRIPTION OF INVESTMENT	INITIAL ACQUISITION DATE(f)	SHARES	COST	FAIR VALUE
HEDGE FUNDS (61.2%)
Event Driven (4.8%)
Empyrean Capital Overseas Fund Ltd(b)(c)(d)(e)	06/01/2024	744	$900,000	$942,199
Redwood Offshore Fund Ltd(b)(c)(d)(e)	04/01/2025	4,836	546,560	567,808
ValueAct Capital Partners II LP(a)(b)(c)(d)(e)	04/01/2025	N/A	244,657	243,690
VR Global Offshore Fund Ltd(b)(c)(d)(e)	04/01/2025	2	222,085	254,065
Long/Short Equity (7.6%)
BlackRock Strategic Equity Hedge Fund Limited(b)(c)(d)(e)	05/01/2025	885	513,414	561,775
D1 Capital Partners Offshore LP Class K(a)(b)(c)(d)	12/01/2025	N/A	425,000	500,554
D1 Capital Partners Offshore LP Class D(a)(b)(c)(d)(e)	04/01/2025	N/A	249,220	363,724
Holocene Advisors Offshore Fund Ltd(b)(c)(d)(e)	06/01/2024	993	1,300,000	1,321,822
Ilex Offshore Fund Limited(b)(c)(d)	11/01/2025	400	400,000	399,180
Multi-Strategy (18.0%)
Atlas Enhanced Fund Ltd(b)(c)(d)(e)	06/01/2024	1,400	1,300,000	1,339,464
Elliott International Limited(b)(c)(d)(e)	07/01/2024	440	1,050,000	1,117,069
ExodusPoint Partners International Fund Ltd(b)(c)(d)(e)	06/01/2024	1,173	1,325,000	1,395,472
LMR Multi-Strategy Fund Limited(b)(c)(d)(e)	06/01/2024	3,462	975,000	1,071,622
Point72 Capital LP(a)(b)(c)(d)(e)	06/01/2024	N/A	525,000	681,493
Sculptor Overseas Fund II, Ltd.(b)(c)(d)(e)	04/01/2025	724	801,321	835,311
Verition Multi-Strategy Fund LLC Class C(a)(b)(c)(d)	12/01/2025	N/A	300,000	298,745
Verition Multi-Strategy Fund LLC Class A(a)(b)(c)(d)(e)	04/01/2025	N/A	730,161	748,026
Relative Value (18.5%)
Adapt Fund Ltd(b)(c)(d)	02/01/2026	500	500,000	540,697
Claren Road Credit Fund Ltd(b)(c)(d)(e)	07/01/2024	816	825,000	869,962
Garda Fixed Income Relative Value Opportunity Fund (Onshore) Ltd.(b)(c)(d)(e)	07/01/2024	1,283	1,400,000	1,423,790
Linden Investors LP(a)(b)(c)(d)(e)	04/01/2025	N/A	774,590	879,288
One William Street Capital Offshore Fund Ltd(b)(c)(d)(e)	04/01/2025	575	818,326	840,896
Stratus Feeder Limited(b)(c)(d)(e)	06/01/2024	51	179,061	238,826
Taula Global Macro Fund Limited(b)(c)(d)(e)	06/01/2024	313	325,000	341,200
Two Sigma Spectrum US Fund LP(a)(b)(c)(d)(e)	07/01/2024	N/A	925,000	1,011,314
Voya Mortgage Investment Fund SP(b)(c)(d)(e)	04/01/2025	2,721	722,700	776,602
Whitebox Relative Value Fund Ltd(b)(c)(d)(e)	06/01/2024	666	675,000	737,301
Tactical Trading (12.3%)
Brevan Howard Alpha Strategies Fund (Cayman No. 2) Limited(b)(c)(d)(e)	06/01/2024	5,883	575,000	610,926
Brevan Howard FG Macro Fund Limited(b)(c)(d)(e)	04/01/2025	5,056	547,773	617,492
Caxton Macro Limited(b)(c)(d)(e)	06/01/2024	73	200,000	226,620
Deem Global Macro Fund Limited(b)(c)(d)	03/02/2026	10,000	1,000,000	941,035
GreshamQuant ACAR Fund Ltd(b)(c)(d)(e)	04/01/2025	721	689,594	703,177
Kirkoswald Global Macro Fund Limited(b)(c)(d)(e)	07/01/2024	3,807	625,000	790,159
Man AHL CCS (Restricted) SPC—Enhanced Momentum Segregated Portfolio A(b)(c)(d)(e)	04/01/2025	266,341	492,278	544,884
Rokos Global Macro Fund Limited(b)(c)(d)(e)	06/01/2024	1,983	141,243	210,308
Saba Capital Carry Neutral Tail Hedge Offshore Fund Ltd(b)(c)(d)(e)	04/01/2025	450	454,843	448,773
TOTAL HEDGE FUNDS (61.2%)			$23,677,826	$25,395,269

CALAMOS AKSIA HEDGED STRATEGIES FUND ANNUAL REPORT

See accompanying Notes to Financial Statements.

Schedule of Investments As of March 31, 2026

DESCRIPTION OF INVESTMENT	SHARES	COST	FAIR VALUE
AFFILIATED MUTUAL FUND (2.9%)
United States (2.9%)
Calamos Market Neutral Income Fund Class I Shares(e)	77,005	$1,208,844	$1,212,065
TOTAL AFFILIATED MUTUAL FUND (2.9%)		$1,208,844	$1,212,065
TOTAL INVESTMENT IN INVESTMENT FUNDS (64.1%)		$24,886,670	$26,607,334
Other Assets Less Liabilities (35.9%)			14,890,966
NET ASSETS (100.0%)			$41,498,300
(a)
Private investment fund does not issue shares or units.
(b)
Investment valued using net asset value per share (or its equivalent) as a practical expedient. See Note 8 for respective investment categories, unfunded commitments and redemptive restrictions.
(c)
Investment restricted for resale. The total value of these investments is $25,395,269, which represents 61.2% of net assets.
(d)
Non-income producing.
(e)
Investment transferred in-kind from the Predecessor Fund (as defined in Note 1). Acquisitions prior to October 1, 2025 reflect acquisitions by the Predecessor Fund. See Note 1 for additional information regarding the in-kind transfer.
(f)
Initial Acquisition Date represents the Commitment date. Acquisitions prior to October 1, 2025 reflect acquisitions by the Predecessor Fund (as defined in Note 1). See Note 1 for additional information.

Amounts relating to investment in affiliated fund at March 31, 2026, and for the commencement of the Fund’s operations on October 1, 2025 through March 31, 2026 are as follows:

AFFILIATED INVESTMENT COMPANY	BEGINNING VALUE AT OCTOBER 1, 2025	TRANSFER FROM PREDECESSOR FUND	PURCHASES AND COST	PROCEEDS FROM SALES	DIVIDEND INCOME	REALIZED GAIN/LOSS	CHANGE IN UNREALIZED GAIN (LOSS)	SHARES HELD AS OF MARCH 31, 2026	VALUE AT MARCH 31, 2026
Calamos Market Neutral Income Fund Class I Shares	$—		$53,673	$1,158,844	$—		$8,844	$—		$(452)	77,005	$1,212,065
TOTAL	$—		$53,673	$1,158,844	$—		$8,844	$—		$(452)	77,005	$1,212,065

See accompanying Notes to Financial Statements.

Statement of Assets and Liabilities March 31, 2026

ASSETS
Investments in hedge funds, at fair value (cost $23,677,826)	$25,395,269
Investment in affiliated mutual fund, at fair value (cost $1,208,844)	1,212,065
Cash	5,877,283
Contributions paid in advance to hedge funds	11,050,000
Receivables:
Interest	10,621
Prepaid loan origination fee on secured credit facility	68,183
Prepaid expenses and other assets	6,758
Deferred offering costs (Note 3)	160,997
Total assets	43,781,176
LIABILITIES
Payables:
Due to Advisor	16,570
Secured credit facility (Note 2)	1,500,000
Offering costs (Note 3)	184,865
Commitment fees and interest on secured credit facility (Note 2)	8,875
Distribution fees (Note 3)	53
Other accounts payable and accrued liabilities	572,513
Total liabilities	2,282,876
Commitments and contingencies (Note 2)
NET ASSETS	$41,498,300
COMPOSITION OF NET ASSETS
Paid in capital (par value of $0.001 per share with an unlimited number of shares authorized)	$41,165,533
Accumulated distributable earnings	332,767
NET ASSETS	$41,498,300

CALAMOS AKSIA HEDGED STRATEGIES FUND ANNUAL REPORT

See accompanying Notes to Financial Statements.

Statement of Assets and Liabilities March 31, 2026 (Continued)

MAXIMUM OFFERING PRICE PER SHARE
Class A:
Net assets applicable to shares outstanding	$31,209
Shares of beneficial interest issued and outstanding	3,046
Net asset value, offering and redemption price per share	$10.25
Maximum sales charge (2.25% of offering price)*	$0.23
Maximum offer price to public	$10.48
Class C:
Net assets applicable to shares outstanding	$31,093
Shares of beneficial interest issued and outstanding	3,041
Net asset value, offering and redemption price per share	$10.22
Class I:
Net assets applicable to shares outstanding	$41,404,867
Shares of beneficial interest issued and outstanding	4,038,894
Net asset value, offering and redemption price per share	$10.25
Class M:
Net assets applicable to shares outstanding	$31,131
Shares of beneficial interest issued and outstanding	3,043
Net asset value, offering and redemption price per share	$10.23
*
Investors in Class A Shares may be charged a sales charge of up to 2.25% of the subscription amount.

See accompanying Notes to Financial Statements.

Statement of Operations For the Period October 1, 20251 through March 31, 2026

INVESTMENT INCOME
Interest	$37,769
Dividend income from affiliated investment	8,844
Income from affiliated investment	2,368
Total investment income	48,981
EXPENSES
Investment management fees	117,365
Interest and loan origination fees on secured credit facility (Note 2)	34,352
Audit fees	100,084
Offering costs (Note 3)	160,888
Legal fees	149,968
Fund accounting and administration fees	126,490
Tax fees	50,090
Transfer agent fees	58,270
Shareholder reporting fees	64,064
Trustees’ fees	22,568
Custodian fees	5,278
Sub transfer agent fees—Class I	5,125
Registration fees	1,032
Distribution fees—Class A (Note 3)	39
Distribution fees—Class C (Note 3)	154
Distribution fees—Class M (Note 3)	116
Miscellaneous	45,285
Total expenses	941,168
Expenses waived by Advisor (Note 3)	(751,770)
Net expenses	189,398
NET INVESTMENT (LOSS)	(140,417)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(4,581)
Net realized (loss)	(4,581)
Net change in unrealized appreciation/(depreciation) on:
Investments	823,544
Affiliated investment	3,221
Net change in unrealized appreciation	826,765
NET GAIN	822,184
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$681,767
1
Commencement of operations following reorganization of the Predecessor Fund which was effective as of close of business on September 30, 2025, see Note 1 in the accompanying notes to financial statements.

CALAMOS AKSIA HEDGED STRATEGIES FUND ANNUAL REPORT

See accompanying Notes to Financial Statements.

Statement of Changes in Net Assets

FOR THE PERIOD OCTOBER 1, 2025[1] THROUGH MARCH 31, 2026
OPERATIONS
Net investment (loss)	$(140,417)
Net realized (loss)	(4,581)
Net change in unrealized appreciation	826,765
Net increase in net assets resulting from operations	681,767
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(467)
Class C	(410)
Class I	(347,694)
Class M	(429)
Total distributions to shareholders	(349,000)
CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold:
Class A	30,000
Class C	30,000
Class I	29,463,307
Class M	30,000
Reinvestment of distributions:
Class A	467
Class C	410
Class I	308,230
Class M	429
Reorganization (Note 1):
Class I	11,202,690
Net increase in net assets from capital transactions	41,065,533
TOTAL INCREASE IN NET ASSETS	41,398,300
NET ASSETS
Beginning of period[2]	$100,000
End of period	$41,498,300
CAPITAL SHARE TRANSACTIONS
Shares sold:
Class A	3,000
Class C	3,000
Class I	2,888,077
Class M	3,000
Reinvestment of distributions:
Class A	46
Class C	41
Class I	30,548
Class M	43
Shares issued from reorganization (Note 1):
Class I	1,120,269
Net increase in capital share transactions	4,048,024
1
Commencement of operations following reorganization of the Predecessor Fund which was effective as of close of business on September 30, 2025, see Note 1 in the accompanying notes to financial statements.
2
The total initial seed share purchase made on August 19, 2025 of $100,000 included 10,000 shares of Class I purchased at $10 per share.

See accompanying Notes to Financial Statements.

Statement of Cash Flows

FOR THE PERIOD OCTOBER 1, 2025[1] THROUGH MARCH 31, 2026
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$681,767
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by/(used in) operating activities:
Purchases of investments	(14,550,000)
Purchases of affiliated investment	(1,158,844)
Proceeds from sales of unaffiliated investments	255,024
Net realized loss from investments	4,581
Net change in unrealized (appreciation) on investments	(823,544)
Net change in unrealized (appreciation) on affiliated investment	(3,221)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Receivable for investments sold prior to reorganization (Note 1)	325,932
Contributions paid in advance to hedge funds	(11,050,000)
Due from Advisor	192,269
Interest	(10,621)
Prepaid expenses and other assets	(6,758)
Deferred offering costs (Note 3)	160,888
Increase/(decrease) in liabilities:
Due to Advisor	16,570
Offering costs (Note 3)	(137,020)
Commitment fees and interest on secured credit facility (Note 2)	8,875
Distribution fees (Note 3)	53
Other accounts payable and accrued liabilities	474,834
Organization costs (Note 3)	(192,269)
Net cash (used in) operating activities	(25,811,484)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	29,553,307
Distributions paid to shareholders, net of reinvestments	(39,464)
Borrowing of secured credit facility	1,500,000
Payments for financing costs	(68,183)
Cash received from reorganization (Note 1)	643,107
Net cash provided by financing activities	31,588,767
Net increase in cash	5,777,283
Cash at beginning of period	100,000
Cash at end of period	$5,877,283
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense on secured credit facility	$1,565
SUPPLEMENTAL DISCLOSURE OF NON-CASH ACTIVITY:
Non-cash proceeds from reorganization (Note 1)	$10,559,583
Non-cash financing activities not included herein consist of $309,536 of reinvested dividends.
1
Commencement of operations following reorganization of the Predecessor Fund which was effective as of close of business on September 30, 2025, see Note 1 in the accompanying notes to financial statements.

CALAMOS AKSIA HEDGED STRATEGIES FUND ANNUAL REPORT

See accompanying Notes to Financial Statements.

Financial Highlights

CLASS A
FOR THE PERIOD OCTOBER 1, 2025[1] THROUGH MARCH 31, 2026
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment (loss)[2]	(0.08)
Net realized and unrealized gain	0.49
Total from investment operations	0.41
Less distributions from:
Net investment income	(0.16)
Total distributions	(0.16)
Net asset value, end of period[5]	$10.25
TOTAL RETURN[3,4,5]	3.98%
RATIOS TO AVERAGE NET ASSETS[6]
Ratio of expenses:
Before fees waived and expenses absorbed[7]	9.69%
After fees waived and expenses absorbed[7]	1.97%
After fees waived and expenses absorbed, excluding interest on secured credit facility, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses[7]	1.70%
Ratio of net investment income (loss):
Before fees waived and expenses absorbed[7]	(9.23%)
After fees waived and expenses absorbed[7]	(1.51%)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$31
Portfolio turnover rate[4]	1%
SENIOR SECURITIES:
Total amount outstanding (000’s omitted) Secured credit facility	$1,500
Asset coverage per $1,000 of borrowings: Secured credit facility[8]	$28,666
1
Commencement of operations following reorganization of the Predecessor Fund which was effective as of close of business on September 30, 2025, see Note 1 in the accompanying notes to financial statements.
2
Based on average shares outstanding for the period.
3
Total return would have been lower had fees not been waived or absorbed by the Advisor. These returns do not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4
Not annualized.
5
Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Accordingly, the return and per unit net asset value for financial reporting may differ from the returns and per unit net asset value used for shareholder transactions.
6
The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
7
Annualized (except for organization costs and other non-recurring expenses).
8
Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Financial Statements.

Financial Highlights

CLASS C
FOR THE PERIOD OCTOBER 1, 2025[1] THROUGH MARCH 31, 2026
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment (loss)[2]	(0.11)
Net realized and unrealized gain	0.47
Total from investment operations	0.36
Less distributions from:
Net investment income	(0.14)
Total distributions	(0.14)
Net asset value, end of period[5]	$10.22
TOTAL RETURN[3,4,5]	3.68%
RATIOS TO AVERAGE NET ASSETS[6]
Ratio of expenses:
Before fees waived and expenses absorbed[7]	10.45%
After fees waived and expenses absorbed[7]	2.72%
After fees waived and expenses absorbed, excluding interest on secured credit facility, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses[7]	2.45%
Ratio of net investment income (loss):
Before fees waived and expenses absorbed[7]	(9.98%)
After fees waived and expenses absorbed[7]	(2.26%)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$31
Portfolio turnover rate[4]	1%
SENIOR SECURITIES:
Total amount outstanding (000’s omitted) Secured credit facility	$1,500
Asset coverage per $1,000 of borrowings: Secured credit facility[8]	$28,666
1
Commencement of operations following reorganization of the Predecessor Fund which was effective as of close of business on September 30, 2025, see Note 1 in the accompanying notes to financial statements.
2
Based on average shares outstanding for the period.
3
Total return would have been lower had fees not been waived or absorbed by the Advisor. These returns do not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4
Not annualized.
5
Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Accordingly, the return and per unit net asset value for financial reporting may differ from the returns and per unit net asset value used for shareholder transactions.
6
The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
7
Annualized (except for organization costs and other non-recurring expenses).
8
Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

CALAMOS AKSIA HEDGED STRATEGIES FUND ANNUAL REPORT

See accompanying Notes to Financial Statements.

Financial Highlights

CLASS I
FOR THE PERIOD OCTOBER 1, 2025[1] THROUGH MARCH 31, 2026
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment (loss)[2]	(0.07)
Net realized and unrealized gain	0.48
Total from investment operations	0.41
Less distributions from:
Net investment income	(0.16)
Total distributions	(0.16)
Net asset value, end of period[5]	$10.25
TOTAL RETURN[3,4,5]	4.15%
RATIOS TO AVERAGE NET ASSETS[6]
Ratio of expenses:
Before fees waived and expenses absorbed[7]	8.77%
After fees waived and expenses absorbed[7]	1.77%
After fees waived and expenses absorbed, excluding interest on secured credit facility, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses[7]	1.45%
Ratio of net investment income (loss):
Before fees waived and expenses absorbed[7]	(8.31%)
After fees waived and expenses absorbed[7]	(1.31%)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$41,405
Portfolio turnover rate[4]	1%
SENIOR SECURITIES:
Total amount outstanding (000’s omitted) Secured credit facility	$1,500
Asset coverage per $1,000 of borrowings: Secured credit facility[8]	$28,666
1
Commencement of operations following reorganization of the Predecessor Fund which was effective as of close of business on September 30, 2025, see Note 1 in the accompanying notes to financial statements.
2
Based on average shares outstanding for the period.
3
Total return would have been lower had fees not been waived or absorbed by the Advisor. These returns do not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4
Not annualized.
5
Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Accordingly, the return and per unit net asset value for financial reporting may differ from the returns and per unit net asset value used for shareholder transactions.
6
The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
7
Annualized (except for organization costs and other non-recurring expenses).
8
Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Financial Statements.

Financial Highlights

CLASS M
FOR THE PERIOD OCTOBER 1, 2025[1] THROUGH MARCH 31, 2026
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment (loss)[2]	(0.10)
Net realized and unrealized gain	0.47
Total from investment operations	0.37
Less distributions from:
Net investment income	(0.14)
Total distributions	(0.14)
Net asset value, end of period[5]	$10.23
TOTAL RETURN[3,4,5]	3.75%
RATIOS TO AVERAGE NET ASSETS[6]
Ratio of expenses:
Before fees waived and expenses absorbed[7]	10.19%
After fees waived and expenses absorbed[7]	2.47%
After fees waived and expenses absorbed, excluding interest on secured credit facility, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses[7]	2.20%
Ratio of net investment income (loss):
Before fees waived and expenses absorbed[7]	(9.73%)
After fees waived and expenses absorbed[7]	(2.01%)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$31
Portfolio turnover rate[4]	1%
SENIOR SECURITIES:
Total amount outstanding (000’s omitted) Secured credit facility	$1,500
Asset coverage per $1,000 of borrowings: Secured credit facility[8]	$28,666
1
Commencement of operations following reorganization of the Predecessor Fund which was effective as of close of business on September 30, 2025, see Note 1 in the accompanying notes to financial statements.
2
Based on average shares outstanding for the period.
3
Total return would have been lower had fees not been waived or absorbed by the Advisor. These returns do not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4
Not annualized.
5
Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Accordingly, the return and per unit net asset value for financial reporting may differ from the returns and per unit net asset value used for shareholder transactions.
6
The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
7
Annualized (except for organization costs and other non-recurring expenses).
8
Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

CALAMOS AKSIA HEDGED STRATEGIES FUND ANNUAL REPORT

See accompanying Notes to Financial Statements.

Notes to Financial Statements

Note 1 — Organization

Calamos Aksia Hedged Strategies Fund (the “Fund”) was organized as a Delaware statutory trust on March 21, 2025. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed‑end management investment company and operates as an interval fund. The Fund commenced operations on October 1, 2025. The Fund’s investment advisor is Calamos Advisors LLC (the “Advisor” or “Calamos”) and the Fund’s sub-advisor is Aksia LLC (the “Sub-Advisor” or “Aksia” and together, the “Advisors”). The Advisor and the Sub-Advisor are each registered as an investment advisor with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Simultaneous with the commencement of the Fund’s operations (“commencement of operations”), Calamos Aksia Hedge Fund Access Core Alpha LP (the “Predecessor Fund”), reorganized with and transferred substantially all of its assets into the Fund, which accounted for $11,202,690 of in-kind contribution (the “Reorganization”). The tax-free Reorganization was finalized at the close of business on September 30, 2025. The Reorganization was accomplished by the following tax-free exchange in which each limited partner of the Predecessor Fund received the same aggregate share net asset value (“NAV”) in the corresponding classes as noted below:

SHARES ISSUED		NET ASSETS
Class I Shares NAV $10.00	1,120,269		$11,202,690

The net unrealized appreciation of investments transferred was $893,899 as of the date of the transfer, and the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Predecessor Fund. The Fund and the Predecessor Fund share the same investment advisor, sub-advisor and portfolio managers. The Fund maintains materially the same accounting policies as the Predecessor Fund, and utilizes the same valuation policies and methodologies, except because the Fund generally calculates its NAV on each business day and the Predecessor Fund calculated its NAV less frequently, the time at which an investment’s valuation is recorded may differ.

The SEC has granted the Fund exemptive relief permitting the Fund to offer multiple classes of shares. The Fund offers four separate classes of shares of beneficial interest (“Shares”) designated as Class A (“Class A Shares”), Class C (“Class C Shares”), Class I (“Class I Shares”) and Class M (“Class M Shares”). An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each Share class are different.

The Fund’s investment objective is to achieve long-term capital appreciation while maintaining a low sensitivity to equity markets primarily by allocating capital across a number of investment funds, managed by third-party investment managers that employ a variety of alternative investment strategies (whether hedged or not) and are commonly known as “hedge funds” (“Alternative Funds”). The Fund will seek to achieve its investment objective primarily by investing in Alternative Funds. The Fund expects to invest in Alternative Funds that invest or trade in a wide range of assets and pursue a variety of alternative investment strategies, such as relative value, multi-strategy, tactical trading, event driven and long/short equity. The Fund may make direct investments in equity, debt and other financial instruments and obligations that are consistent with the types of alternative investment strategies pursued by Alternative Funds or that provide access to private markets (“Direct Investments”). Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in Alternative Funds and Direct Investments. The Fund intends to utilize a multi‑layered strategy and expects to hold liquid Investments for the purposes of liquidity management and to meet liquidity needs for quarterly repurchases.

Alternative Funds are commingled asset pools that typically offer their securities privately, without registering such securities under the Securities Act of 1933, as amended. Direct Investments are investments in equity, debt and other financial instruments and obligations that are consistent with the types of alternative investment strategies pursued by Alternative Funds or that provide access to private markets.

Notes to Financial Statements

Note 2 — Significant Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Valuation of Investments

The Fund’s NAV per Share is determined daily by the Advisor as of the close of business on each day the New York Stock Exchange (“NYSE”) is open for trading or at such other times as the Board may determine. In accordance with the procedures approved by the Board, the NAV per outstanding Share of beneficial interest is determined, on a class-specific basis, by dividing the value of total assets minus liabilities by the total number of Shares outstanding.

The Board has designated the Advisor as its Valuation Designee to perform fair valuation determinations for the Fund with respect to all Fund investments. The Board oversees the Advisor in its role as Valuation Designee and has approved a valuation policy for the Fund (the “Valuation Policy”) and the Advisor’s valuation procedures (the “Valuation Procedures”). The Advisor, as Valuation Designee, has formed a separate valuation committee (the “Valuation Committee”) for determining the fair value of the Fund’s investments. The Valuation Committee oversees the implementation of the Valuation Procedures and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations. The Valuation Committee is composed of individuals affiliated with the Advisor.

The Advisor, including through the Valuation Committee, conducts the valuation determinations, provides primary day-to‑day oversight of valuation of the Fund’s investments and acts in accordance with the Valuation Procedures as approved by the Board.

The Advisor values securities/instruments traded in active markets on the measurement date by multiplying the closing price of such traded securities/instruments by the quantity of Shares or amount of the instrument held. The Advisor values securities/instruments that are not actively traded but whose fair value can be determined based on other observable market data using a price determined by an approved independent pricing vendor.

The Advisor may engage one or more independent valuation firms to perform procedures, including providing input about calculation models or providing assurance on the concluded fair values for individual investments held by the Fund. Such independent third-party pricing services and independent third-party valuation services may be utilized by the Advisor to verify valuation models pursuant to the Fund’s valuation policy at such timing intervals as the Advisor may deem appropriate.

Primary and secondary investments in private markets funds are generally valued based on the latest NAV reported by the third-party fund manager as a practical expedient. If the NAV of an investment in a private markets fund is not available at the time the Fund is calculating its NAV, the Fund will review any cash flows since the reference date of the last NAV for a private markets fund received by the Fund from a third-party manager until the determination date are recognized by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the net NAV as reported by the third-party fund manager. The resulting value may be further adjusted based on the yield of the investment and/or the investment’s correlation with public or private indexes to capture market movement since the reference date.

Notwithstanding the above, managers of primary and secondary investments in private markets funds may adopt a variety of valuation bases and provide differing levels of information where there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. None of the Valuation Committee, the Board, the Advisor or the Sub-Advisor will be able to confirm independently the accuracy of valuations provided by these investments in private market funds (which may be unaudited). Due to the nature of investments as well as the inherent uncertainty involved in determining the fair value of investments for which market values are not readily available, the fair value of these investments are estimates and may fluctuate from period to period. In addition, such fair values may differ materially from the values that may have been used had ready market values been available and may

CALAMOS AKSIA HEDGED STRATEGIES FUND ANNUAL REPORT

Notes to Financial Statements

significantly differ from the values ultimately realized by the Fund. The managers and investment vehicles associated with the investments have neither independently verified nor approved this information, including the fair values noted herein and have made no representation that such values are definitive.

If the Advisor reasonably believes an opinion from an independent valuation firm or pricing vendor is inaccurate or unreliable, the Advisor’s Valuation Committee will determine a good-faith fair valuation for the impacted investment. The Advisor’s Valuation Committee, who is solely responsible for the determination of the fair value of the investments, will consider all available information at its disposal prior to making a valuation determination, including information or opinions from third‑party firms.

The Advisor seeks to evaluate on a daily basis material information about the Fund’s portfolio companies; however, for the reasons noted herein, the Advisor will not be able to acquire and/or evaluate properly such information on a daily basis. Due to these various factors, the Fund’s fair value determinations can cause the Fund’s NAV on a given day to materially understate or overstate the value of its investments. As a result, investors who purchase Shares may receive more or less Shares and investors who tender their Shares may receive more or less cash proceeds than they otherwise would receive. If the Fund’s NAV is adjusted after a Shareholder has received their Shares upon purchase or received repurchase proceeds in a repurchase offer, for example as a result of the Fund’s next annual audit following such purchase or repurchase, the adjustment will not, in most cases, result in an adjustment to the number of Shares received by the Shareholder in a purchase, or a Shareholder’s repurchase proceeds in a repurchase offer.

Federal Income Taxes

The Fund has elected to be treated, and intends to continue to qualify annually as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. As so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

For Federal Income tax purposes, the Fund utilizes a tax year end of September 30. The tax character of distributions will be evaluated once paid after the tax year ended September 30, 2026. The components of distributable earnings/deficit on a tax basis will be evaluated as of September 30, 2026. The March 31, 2026 book cost has not been adjusted for book/tax basis differences.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more‑likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax fees in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. For the period from the commencement of the Fund’s operations on October 1, 2025 through March 31, 2026, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders

Distributions are paid at least annually on the Shares in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders.

Notes to Financial Statements

Foreign Currency and Exchange

The Fund’s Shares are denominated in U.S. dollars and will be issued in U.S. dollars. A portion of the Fund’s investments (and the income and gains received by the Fund in respect of such investments) may be denominated in currencies other than the U.S. dollar. However, the books of the Fund will be maintained, and contributions to and distributions from the Fund will generally be made, in U.S. dollars. Accordingly, changes in foreign currency exchange rates and exchange controls may materially adversely affect the value of the investments and the other assets of the Fund. For example, any significant depreciation in the exchange rate of the Euro, or any other currency in which the Fund makes investments, against the U.S. dollar, could adversely affect the value of dividends or proceeds on investments denominated in the Euro or such other currencies. In addition, the Fund will incur costs, which may be significant, in connection with the conversion of various currencies. The Advisors may hedge the foreign currency exposure of the Fund; however, the Fund will necessarily be subject to foreign exchange risks. In addition, prospective investors whose assets and liabilities are predominantly in other currencies should take into account the potential risk of loss arising from fluctuations in value between U.S. dollars and such other currencies. The Fund may enter into forward contracts to hedge exchange risk exposure.

Investments in Hedge Funds

Investments in the hedge funds are recorded on a trade-date basis. Realized gains and losses on the hedge funds are recognized based on the pro-rata cost method. Unrealized gains and losses resulting from recording investments at fair value are included in net change in unrealized gain or loss on investments in the accompanying Statement of Operations. The Advisor values the investments in the hedge funds at fair value. Investments in the hedge funds are recorded at NAV as a practical expedient for determining fair value.

As a practical expedient, fair value ordinarily represents the Fund’s proportionate share of the hedge funds’ NAVs determined in accordance with each hedge fund’s valuation policies and reported at the time of the Fund’s valuation by the management of each hedge fund. Generally, the fair value of the Fund’s investment in each hedge fund represents the amount that the Fund could reasonably expect to receive from such hedge fund if the Fund’s investment was redeemed at the time of the valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. The Fund records its proportionate share of each hedge fund’s unrealized gain or loss in the Statement of Operations.

The Fund will record distributions of cash from any hedge fund using the average cost basis of the investment in the hedge fund. The Fund would recognize within the Statement of Operations its share of realized gains or (losses).

Net change in unrealized gain or loss on investments within the Statement of Operations includes the Fund’s share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions and expenses of the hedge fund. Due to the nature of the hedge funds, the Fund can only liquidate its position in the hedge fund according to the terms described in each hedge fund’s operating or limited partnership agreement.

Investments in Mutual Funds

Investments in the mutual funds are recorded on a trade-date basis. The Advisor values the investment in the mutual funds at the closing NAV per share on the date of valuation.

Dividend income from investments in other investment companies is recorded on the ex-dividend date. The Fund would recognize within the Statement of Operations the corresponding realized gains or (losses).

Commitments and Contingencies

In the normal course of business, the Fund’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, counterparties, debt agents, borrowers, private investment funds, or other parties and the Fund’s custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from parties with whom it conducts business.

Repurchase Offers

To provide Shareholders with limited liquidity, the Fund is structured as an “interval fund” and intends to conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding Shares at NAV, pursuant to Rule 23c‑3 under the 1940 Act. Under normal market conditions, the Fund currently intends to repurchase 5% of its outstanding Shares at NAV on a quarterly basis. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the

CALAMOS AKSIA HEDGED STRATEGIES FUND ANNUAL REPORT

Notes to Financial Statements

holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). See Note 5 for more information on the Fund’s Repurchase Offers.

Borrowing, Use of Leverage

On November 25, 2025, the Fund entered into a senior secured credit facility (the “Secured Credit Facility”) with Bank of America, N.A. in its capacity as lender (“Lender”), Bank of America, N.A. in its capacity as administrative agent, collateral agent and calculation agent for Lender. The Secured Credit Facility was amended on April 29, 2026 and provides for borrowings on a committed basis in an aggregate principal amount up to $5,000,000 (increased from $2,000,000). The amount may be increased from time to time upon mutual agreement by the parties. The Secured Credit Facility matures on November 24, 2026.

As of March 31, 2026, the Fund had an outstanding principal balance under the Secured Credit Facility in the amount of $1,500,000 with unamortized loan origination fees of $68,183.

For the period ended March 31, 2026, the average balance outstanding, maximum amount borrowed and weighted average interest rate under the Secured Credit Facility were $425,197, $1,500,000 and 5.32%, respectively, for the 127 days the Secured Credit Facility was used. In addition, the interest rate as of March 31, 2026 on the Secured Credit Facility was 1 Month Term SOFR + 1.65%. For the period ended March 31, 2026, the interest on the secured credit facility was $10,441. The Fund pays loan origination fees in connection with securing and renewing the Secured Credit Facility. These fees are expensed over the corresponding term of the Secured Credit Facility on a straight line basis and not inclusive of the expense limitation agreement discussed below. For the period ended March 31, 2026, loan origination fees incurred were $23,911. The commitment fee rate as of March 31, 2026 on the Secured Credit Facility was 0.45%.

The Fund’s use of leverage increases both risk of loss and profit potential. The Fund is subject to the 1940 Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). The interests of persons with whom the Fund enters into leverage arrangements will not necessarily be aligned with the interests of the Fund’s shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s shareholders. In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the additional risk that it would be unable to timely, or at all, obtain leverage borrowing. The Fund might also be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

Cash

Cash is held in an interest-bearing account. The Fund has entered into a Custody Agreement with State Street Bank and Trust Company (the “Custodian”). Under the terms of this agreement, the Custodian will serve as custodian of the Fund’s assets. Cash is subject to credit risk to the extent those balances exceed applicable Securities Investor Protection Corporations or Federal Deposit Insurance Corporation limitations.

Segment Reporting

An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the chief operating decision maker (“CODM”), and for which discrete financial information is available. Consistent with the definition of a CODM provided by Financial Accounting Standards Board (“FASB”) “Accounting Standards Update (ASU) 2023‑07-Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures,” the Fund’s CODM consists of the Advisor’s Chief Executive Officer, who also serves as Trustee and Vice President of the Fund. The Fund operates as a single reportable segment, which reflects how the CODM monitors and manages the operating results of the Fund. The financial information used by the CODM to assess the segment’s performance and to allocate resources, including total return, expense ratios, changes in net assets from operations and portfolio composition, is consistent with that presented within the Fund’s financial statements and financial highlights.

Note 3 — Investment Advisory and Transactions With Affiliates Or Certain Other Parties

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) by and between the Fund and the Advisor, and in consideration of the advisory services provided by the Advisor to the Fund, the Advisor is entitled

Notes to Financial Statements

to an investment management fee (the “Investment Management Fee”) payable monthly in arrears and accrued daily based upon the Fund’s average daily net assets at an annual rate of 1.10%. In addition, pursuant to the sub-advisory agreement between the Advisor and Aksia (the “Sub-Advisory Agreement”), the Advisor pays Aksia a sub-advisory fee (the “Sub‑Advisory Fee”) payable monthly in arrears and accrued daily based upon the Fund’s average daily net assets at an annual rate of 0.55%. The Investment Management Fee paid to the Advisor will be paid out of the Fund’s assets and the Sub-Advisory Fee will be paid by the Advisor out of its Investment Management Fee.

The Advisor, the Sub-Advisor and the Fund have entered into the Expense Limitation Agreement under which the Advisor and Sub-Advisor have contractually agreed on a monthly basis, to reimburse on a 50/50 basis between the Advisor and the Sub-Advisor the Fund’s “Specified Expenses” in respect of each class of the Fund where “Specified Expenses” means all other expenses incurred in the business of the Fund and allocated to a Class, including the Fund’s annual operating expenses, with the exception of (i) the Investment Management Fee, (ii) the Shareholder Servicing Fee, (iii) the Distribution Fee (as defined herein), (iv) certain costs associated with the acquisition, ongoing investment and disposition of the Fund’s investments and unconsummated investments, including legal costs, professional fees, travel costs and brokerage costs, (v) acquired fund fees and expenses, (vi) dividend and interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vii) taxes and costs to reclaim foreign taxes, and (viii) extraordinary expenses (as determined in the discretion of the Advisor and Sub-Advisor), to the extent that such expenses exceed 0.35% of the average daily net assets of such class (the “Expense Limitation”).

If, while the Advisor is the investment advisor to the Fund and the Sub-Advisor is investment sub-advisor to the Fund, the Fund’s estimated annualized Specified Expenses in respect of a Class for a given month are less than the Expense Limitation, the Advisor and Sub-Advisor shall be entitled to reimbursement by the Fund on a 50/50 basis of the other expenses borne by the Advisor and Sub-Advisor on behalf of the Fund (the “Reimbursement Amount”) during any of the previous thirty-six (36) months, but only to the extent that the Fund’s estimated annualized Specified Expenses in respect of a Class are less than, for such month, the lesser of the Expense Limitation or any other relevant expense limit then in effect with respect to the Class, and provided that such amount paid to the Advisor and Sub-Advisor will in no event exceed the total Reimbursement Amount and will not include any amounts previously reimbursed. The Advisor and Sub-Advisor may recapture a Specified Expense in any year within the thirty-six (36) month period after the Advisor and Sub-Advisor bear the expense. The Expense Limitation Agreement will remain in effect for a three-year period from August 13, 2025, unless and until the Board approves its modification or termination. Thereafter, the Expense Limitation Agreement may be renewed annually with the written agreement of the Advisor, the Sub-Advisor, and the Fund. The Fund’s obligation to make reimbursement payments shall survive the termination of the Expense Limitation Agreement. For the period ended March 31, 2026, the Advisor and Sub‑Advisor waived their fees and absorbed other expenses totaling $751,770. For a period not to exceed three years from the date on which advisory fees are waived or Fund expenses are absorbed by the Advisor and Sub-Advisor, the Advisor and Sub-Advisor may recoup amounts waived or absorbed, provided they are able to effect such recoupment and remain in compliance with (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, and (b) the limitation on Fund expenses at the time of the recoupment. At March 31, 2026, the amount of these potentially recoverable expenses was $944,039. Waived fees and absorbed other expenses subject to potential recovery by month of expiration are as follows:

March 2025 - August 2028	$192,269
September 2028 - March 2029	$751,770

The Fund has adopted a “Distribution and Shareholder Services Plan” with respect to its Class A, Class C and Class M Shares under which the Fund may compensate financial industry professionals for distribution-related expenses, if applicable, and provide ongoing services in respect of clients with whom they have distributed Shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Advisors may reasonably request. Under the Distribution and Shareholder Services Plan, the Fund, with respect to Class A, Class C and Class M, may incur expenses on an annual basis equal to 0.25%, 1.00% and 0.75%, respectively, of its average daily net assets. With respect to Class A Shares, the entire fee is characterized as a “shareholder service fee”. With respect to Class C Shares, up to 0.25% of the fee

CALAMOS AKSIA HEDGED STRATEGIES FUND ANNUAL REPORT

Notes to Financial Statements

is characterized as a “shareholder service fee” and the remaining portion is characterized as a “distribution fee”. With respect to Class M Shares, the entire fee is characterized as a “distribution fee”.

State Street Bank and Trust Company (the “Administrator”) serves as administrator, and accounting agent and, for most of the period, State Street Bank and Trust Company also served as transfer agent to the Fund. Effective March 30, 2026, U.S. Bank Global Fund Services (“U.S. Bank”) replaced State Street Bank and Trust Company as the transfer agent for the Fund. Pursuant to the agreement with the Administrator, for the services rendered to the Fund by the Administrator, the Fund pays the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and, during the period in which it served as transfer agent to the Fund, transfer agency services. Pursuant to a master transfer agent agreement with U.S. Bank, for the transfer agency services rendered to the Fund by U.S. Bank, the Fund pays U.S. Bank an annual fee as set forth in the fee schedule to such agreement.

The Fund has entered into a distribution agreement with Calamos Financial Services, LLC to act as the distributor for the sale of Shares. Calamos Financial Services, LLC is an affiliate of the Advisor. For the period October 1, 2025 through March 31, 2026, Calamos Financial Services, LLC received $39, $154 and $116 for Class A, Class C and Class M, respectively, as reported in the Statement of Operations.

During the period October 1, 2025 through March 31, 2026, the Distributor retained no commissions earned on sales of the Fund’s Class A Shares.

The Fund holds Institutional Class shares of Calamos Market Neutral Income Fund (CMNIX), an open end investment company registered under the Investment Company Act of 1940, as amended. Calamos Advisors LLC serves as investment adviser of CMNIX. The investment objective of CMNIX is to seek high current income consistent with stability of principal. The Fund will incur its percentage interest of underlying fund fees and expenses. The Fund invested in CMNIX, an underlying mutual fund which has its own management fee paid to Calamos and operating expenses, some of which may be duplicate of the Fund’s expenses. Calamos Advisors has agreed to waive a portion of its investment management fee charged to the Fund equal to the investment management fee paid by CMNIX, attributable to the Fund’s investment in CMNIX, based on daily net assets. For the period from commencement of the Fund’s operations on October 1, 2025 through March 31, 2026, the total investment management fees waived was $2,368 for the CMNIX and are included in the Statements of Operations under the caption Income from affiliated investments.

As of March 31, 2026, the Advisor and its affiliates own 30.93% of the Fund.

As of March 31, 2026, the Calamos Aksia Hedged Strategies Fund held 0.01% of the outstanding shares of CMNIX.

Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Aksia Alternative Credit and Income Fund, Calamos Aksia Private Equity and Alternatives Fund, the Fund and other open-end and closed-end funds within the Calamos Family of Funds, are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Offering Expenses

The Advisor and the Sub-Advisor have agreed to advance the Fund’s offering costs already incurred and any additional costs incurred prior to the commencement of operation by the Fund. The Fund’s initial offering costs, which are also subject to the Expense Limitation discussed above, include, among other things, legal, printing and other expenses pertaining to this Offering. Any offering costs paid by the Advisor or Sub-Advisor on behalf of the Fund is recorded as a payable for offering costs in the Statement of Assets and Liabilities and accounted for as a deferred charge. The initial offering costs are being amortized over 12 months on a straight-line basis. As of March 31, 2026, payable for offering costs is $184,865.

Note 4 — Fair Value of Investments

Fair Value — Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair

Notes to Financial Statements

value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•
Level 1 — Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.
•
Level 2 — Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.
•
Level 3 — Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

Investments in hedge funds that are measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy, however these amounts are shown in the table below under net asset value in order to reconcile back to the Schedule of Investments.

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those investments. The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy as of March 31, 2026:

LEVEL 1	LEVEL 2	LEVEL 3	NET ASSET VALUE	TOTAL
Assets:
Investments, at fair value
Hedge Funds[1]	$—	$—	$—	$25,395,269	$25,395,269
Affiliated Mutual Fund	1,212,065	—	—	—	1,212,065
Total investments, at fair value	$1,212,065	$—	$—	$25,395,269	$26,607,334
1
The hedge fund investments are measured at fair value using the NAV per share (or its equivalent) practical expedient.

Note 5 — Capital Stock

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares in one or more classes, with a par value of $0.001. The minimum initial investment by an investor in the Fund is $2,500 with respect to Class A Shares and Class C Shares, $1,000,000 for Class I Shares and $10,000 with respect to Class M Shares, which stated minimum may be reduced for certain investors. Investors purchasing Class A Shares may be charged a front-end sales load of up to 2.25% of the investor’s gross purchase. Class C Shares, Class I Shares and Class M Shares are not subject to front-end sales loads. Class C Shares are subject to a contingent deferred sales charge of 1.00% of the original purchase price on shares redeemed during the first 12 months after their purchase. While Class M Shares are not charged a front-end sales load, if you purchase Class M Shares through certain financial firms, they may directly charge you transaction or other fees in such amount as they may determine.

Pursuant to Rule 23c‑3 under the 1940 Act, on a quarterly basis, the Fund offers shareholders holding all classes of Shares the option of tendering Shares at NAV. The Board determines the number of Shares that the Fund will offer to repurchase (“Repurchase Offer Amount”), which can be no less than 5% and no more than 25% of all Shares of all classes outstanding on the repurchase request deadline. If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of all outstanding Shares of the Fund on the repurchase request deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if

CALAMOS AKSIA HEDGED STRATEGIES FUND ANNUAL REPORT

Notes to Financial Statements

shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the repurchase request deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered. The results of the repurchase offers conducted for the period from the commencement of the Fund’s operations on October 1, 2025 through March 31, 2026 are as follows:

Commencement Date	January 30, 2026
Repurchase Request Date	March 2, 2026
Repurchase Pricing Date	March 2, 2026
Net Asset Value as of Repurchasing Pricing Date
Class A	$10.36
Class C	$10.35
Class I	$10.36
Class M	$10.35
Amount Repurchased[1]
Class A	$—
Class C	$—
Class I	$—
Class M	$—
Percentage of Outstanding Shares Repurchased[1]
Class A	—%
Class C	—%
Class I	—%
Class M	—%
1
No repurchases were made during the period and dashes represent zero activity

Note 6 — Investment Transactions

For the period from the commencement of the Fund’s operations on October 1, 2025 through March 31, 2026, purchases and sales of investments, were $15,708,844 and $255,024, respectively.

Note 7 — Indemnifications

In the normal course of business, the Fund has entered into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 — Hedge Funds

The following table represents unfunded commitments and redemption restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of March 31, 2026:

FUND	UNFUNDED COMMITMENT	WITHDRAWAL FREQUENCY	REDEMPTION NOTICE PERIOD (DAYS)	LOCK UP PERIOD
Hedge Funds[1]:
Empyrean Capital Overseas Fund Ltd[4]	None	Quarterly	65	none
Redwood Offshore Fund Ltd[4]	None	Quarterly	75	none
ValueAct Capital Partners II LP4	None	Annually	90	12 months[3]
VR Global Offshore Fund Ltd[4]	None	Quarterly	45	12 months[2]
BlackRock Strategic Equity Hedge Fund Limited[4]	None	Monthly	30	none
D1 Capital Partners Offshore LP Class K4	None	Quarterly	90	none

Notes to Financial Statements

FUND	UNFUNDED COMMITMENT	WITHDRAWAL FREQUENCY	REDEMPTION NOTICE PERIOD (DAYS)	LOCK UP PERIOD
D1 Capital Partners Offshore LP Class D4	None	Quarterly	90	none
Holocene Advisors Offshore Fund Ltd[4]	None	Quarterly	65	12 months[2]
Ilex Offshore Fund Limited[4]	None	Quarterly	60	12 months[2]
Atlas Enhanced Fund Ltd[4]	None	Quarterly	65	none
Elliott International Limited[5]	None	Quarterly	60	none
ExodusPoint Partners International Fund Ltd[4]	None	Quarterly	90	12 months[2]
LMR Multi-Strategy Fund Limited[4]	None	Redeeming on February 1, May 1, August 1, November 1	90	none
Point72 Capital LP4	None	Quarterly	45	none
Sculptor Overseas Fund II, Ltd.	None	Quarterly	30	none
Verition Multi-Strategy Fund LLC Class C4	None	Redeeming any January 31, April 30, July 31 and October 31	45	none
Verition Multi-Strategy Fund LLC Class A4	None	Redeeming any January 31, April 30, July 31 and October 31	45	none
Adapt Fund Ltd[4]	None	Monthly	90	none
Claren Road Credit Fund Ltd	None	Quarterly	45	12 months[2]
Garda Fixed Income Relative Value Opportunity Fund (Onshore) Ltd.[4]	None	Quarterly	60	none
Linden Investors LP4	None	Quarterly	65	none
One William Street Capital Offshore Fund Ltd[4]	None	Quarterly	90	12 months[3]
Stratus Feeder Limited	None	Monthly	60	none
Taula Global Macro Fund Limited[4]	None	Quarterly	90	12 months[3]
Two Sigma Spectrum US Fund LP4	None	Quarterly	55	none
Voya Mortgage Investment Fund SP	None	Quarterly	65	12 months[2]
Whitebox Relative Value Fund Ltd[4]	None	Quarterly	60	none
Brevan Howard Alpha Strategies Fund[4]	None	Monthly	90	none
Brevan Howard FG Macro Fund Limited[4]	None	Monthly	60	none
Caxton Macro Limited	None	Quarterly	45	none
Deem Global Macro Fund Limited	None	Quarterly	45	12 months[2]
GreshamQuant ACAR Fund Ltd[4]	None	Quarterly	90	none
Kirkoswald Global Macro Fund Limited[4]	None	Quarterly	60	none
Man AHL CCS (Restricted) SPC — Enhanced Momentum Segregated Portfolio A	None	Quarterly	30	none
Rokos Global Macro Fund Limited[4]	None	Monthly	90	none
Saba Capital Carry Neutral Tail Hedge
Offshore Fund Ltd[4]	None	Monthly	35	6 months[2]
1
Investment categories are presented on Schedule of Investments.
2
During the lock up period capital redemptions are allowed but are subject to an early redemption fee that varies by investment.
3
During the lock up period no capital redemptions are allowed from the investment.
4
Redemption from the hedge fund is subject to gate provisions as detailed in the respective hedge fund’s documents.
5
Redemptions not permitted in consecutive quarters.

Note 9 — Subsequent Events

In preparing these financial statements for the period ended March 31, 2026, management has evaluated subsequent events through the date of issuance of the financial statements included herein. There have been no subsequent events that occurred during such period that would require additional disclosure or would be required to be recognized in the financial statements.

CALAMOS AKSIA HEDGED STRATEGIES FUND ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

At a meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Calamos Aksia Hedged Strategies Fund (the “Fund”) held on August 13, 2025, the Board, including all of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) voting separately, reviewed and unanimously approved the investment advisory agreement (the “Advisory Agreement”) between Calamos Advisors LLC (the “Advisor”) and the Fund and an investment sub-advisory agreement (“Sub-Advisory Agreement”) among the Advisor, Aksia LLC (the “Sub-Advisor”) and the Fund.

At the Meeting, the Board received and reviewed information provided by the Advisor and the Sub-Advisor in response to requests of the Board, including information furnished by the Advisor and Sub-Advisor in the form of information request response letters pursuant to the requirements of Section 15(c) of the 1940 Act (the “15(c) Responses”). The 15(c) responses included information related to, among other items: (i) the nature, extent, and quality of the services to be provided by the Advisor and Sub-Advisor; (ii) the investment performance of the Fund, the Advisor, and the Sub-Advisor; (iii) the estimated costs of the services to be provided (including, where appropriate, comparative cost information for other funds and accounts receiving similar services) and the profits to be realized by the Advisor, the Sub-Advisor and their respective affiliates from their relationship with the Fund; (iv) whether the Advisor and/or Sub-Advisor would receive any “fall-out” benefits as a result of their relationship with the Fund; and (v) the extent to which the Advisor and/or Sub-Advisor are likely to realize economies of scale as the Fund’s assets grow and whether those economies of scale will be shared with the Fund and its shareholders through breakpoints in the fee structure.

The Board also considered the information contained in a third-party comparative expense information report prepared by FUSE Research Network, LLC (“FUSE”), which showed that the Fund’s estimated expense ratio after waivers would be competitive with the peer group determined by FUSE.

The Independent Trustees met in an Executive Session with counsel to the Fund regarding their consideration of the approval of the Advisory Agreement and the Sub-Advisory agreement.

The Board did not consider any single factor as controlling in determining whether or not to approve the Investment Advisory Agreement and Sub-Advisory Agreement nor are the items described herein all-encompassing of the matters considered by the Board.

In determining whether to approve the Investment Advisory Agreement with the Advisor on behalf of the Fund, the Board considered numerous factors, including:

The Nature, Extent and Quality of the Services to be Provided by the Advisor. The Board considered the responsibilities the Advisor would have under the Advisory Agreement, and the services that would be provided by the Advisor to the Fund, including, without limitation, the management, oversight, operational and governance services that the Advisor and its employees would provide to the Fund, the services already provided by the Advisor related to organizing the Fund, the Advisor’s coordination of services for the Fund by its service providers, its compliance procedures and practices and its efforts to promote the Fund. The Board noted that certain of the Fund’s officers are employees of the Advisor or its affiliates and serve the Fund without additional compensation from the Fund. After reviewing the foregoing information and further information in the Advisor’s 15(c) Response (including descriptions of the Advisor’s investment advisory services) and discussing the Advisor’s proposed services to the Fund, the Board concluded that the quality, extent, and nature of the services proposed to be provided by the Advisor would be satisfactory and adequate for the Fund.

The Investment Management Capabilities and Experience of the Advisor. The Board considered the quality of the services to be provided and the quality of the Advisor’s resources that are available to the Fund. The Board evaluated the Advisor’s advisory, operational, governance, distribution, legal, compliance and risk management services, among other services, and information the Board received regarding the experience and professional qualifications of the Advisor’s key personnel and the size and functions of its staff. The Board took account of the fact that the Advisor has over forty years of experience in the asset management industry and is recognized as a world leader in convertible securities and liquid alternatives. After consideration of these factors, the Board determined that the Advisor would be an appropriate manager for the Fund.

Performance. The Board noted that, simultaneously with the commencement of the Fund’s operations, the Fund would acquire substantially all of the assets of the Calamos Aksia Hedge Fund Access Core Alpha LP (the “Predecessor Fund”) and that the strategy and management personnel of the Predecessor Fund would be maintained by the Fund. Accordingly, the Board further noted the historical performance information of the Predecessor Fund but noted there was no operational history of the Fund and that the Fund’s performance was not a factor in deciding whether to approve the Advisory Agreement.

Trustee Approval of Management Agreement (Unaudited)

The Costs of the Services to be Provided and Profits to be Realized by the Advisor from its Relationship with the Fund. The Board examined and evaluated the fee arrangement between the Advisor and the Fund under the proposed Advisory Agreement. The Board also considered that the Advisor, the Sub-Advisor and the Fund had entered into an expense limitation agreement (“Expense Limitation Agreement”) under which the Advisor and Sub-Advisor have agreed contractually, for a three-year period, to reimburse on a 50/50 basis certain other expenses incurred in the business of the Fund. The Board also considered potential benefits for the Advisor in managing the Fund, including promotion of the Advisor’s name and the interests of the Advisor in providing management and oversight services to the Fund. In addition, at the Meeting, the Board compared the management fee of the Fund to the management fee of other funds and accounts selected by FUSE, an independent third-party service provider, to have similar investment objectives and strategies to the Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor by the Fund were appropriate and representative of arm’s-length negotiations. Additionally, the Board considered and reviewed information concerning the profits expected to be realized by the Advisor from the Advisor’s relationship with the Fund. Although the Board considered and reviewed information concerning the Advisor’s expected profits, due to the fact that operations for the Fund had not yet commenced, the Board made no determination with respect to profitability.

The Extent to which Economies of Scale would be Realized as the Fund’s Assets Grow and whether those Economies of Scale have been Shared with the Fund and its Shareholders. The Board considered the size and growth prospects of the Fund and how it relates to the structure of the Fund’s management fee schedule, which does not include breakpoints. The Board next considered that the Fund would experience benefits from certain fees being capped pursuant to the Expense Limitation Agreement. The Board considered that the Fund’s growth prospects were uncertain and concluded, given this fact and since the Fund is new, it was not necessary to consider economies of scale at this time.

Other Benefits to be Derived by the Advisor from its Relationship with the Fund. The Board considered “fall-out” or ancillary benefits that would accrue to the Advisor as a result of its relationship with the Fund (other than the advisory fee), including non-quantifiable reputational benefits. The Board noted in this regard that the Advisor continues to evaluate and pursue opportunities to provide advisory services to additional funds or other vehicles with overlapping investment strategies, and that the track record of the Fund may enhance the Advisor’s ability to market its services and win such mandates.

Conclusion. The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed with counsel to the Fund the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the Advisory Agreement was fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant. The Board concluded it would be in the best interest of the Fund and its shareholders to approve the Advisory Agreement for an initial two-year term.

After full consideration of the above factors as well as other factors, the Board, including the Independent Trustees, unanimously approved the Advisory Agreement with the Advisor on behalf of the Fund.

In determining whether to approve the Sub-Advisory Agreement with the Sub-Advisor on behalf of the Fund, the Board considered numerous factors, including:

The Nature, Extent, and Quality of the Services to be Provided by the Sub-Advisor. The Board considered the responsibilities the Sub-Advisor would have under the Sub-Advisory Agreement and the services that would be provided by the Sub-Advisor including, without limitation, the investment advisory services, the Sub-Advisor’s compliance procedures and practices and its efforts to promote the Fund. After reviewing the foregoing information and further information in the materials, including the Sub-Advisor 15(c) Response (which included descriptions of the Sub-Advisor’s business and the Sub-Advisor’s Form ADV), the Board concluded that the quality, extent, and nature of the services to be provided by the Sub-Advisor would be satisfactory and adequate for the Fund.

The Investment Management Capabilities and Experience of the Sub-Advisor. The Board evaluated the investment management experience of the Sub-Advisor. The Board also took account of the fact that the Fund will benefit from the scale and resources of the Sub-Advisor and its affiliates. It was noted that the Sub-Advisor is a premier investment research and advisory firm whose clients include large and sophisticated pension funds and other institutional investors. The Board discussed with the Sub-Advisor the investment objective and strategies of the Fund and the Sub-Advisor’s plans for

CALAMOS AKSIA HEDGED STRATEGIES FUND ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

implementing the Fund’s strategies. After consideration of these factors, the Board determined that the Sub-Advisor would be an appropriate sub-advisor to the Fund.

Performance. The Board noted that, simultaneously with the commencement of the Fund’s operations, the Fund would acquire substantially all of the assets of the Predecessor Fund and that the strategy and management personnel of the Predecessor Fund would be maintained by the Fund. Accordingly, the Board further noted the historical performance information of the Predecessor Fund but noted there was no operational history of the Fund and that the Fund’s performance was not a factor in deciding whether to approve the Advisory Agreement.

The Costs of the Services to be Provided and Profits to be Realized by the Sub-Advisor from its Relationship with the Fund. The Board reviewed the proposed fee to be paid under the Sub-Advisory Agreement, which would not be paid by the Fund. Due to the fact that operations for the Fund had not yet commenced, the Board made no determination with respect to profitability. The Board also considered that the Advisor, the Sub-Advisor and the Fund had entered into an Expense Limitation Agreement under which the Advisor and Sub-Advisor have agreed contractually, for a three-year period, to reimburse on a 50/50 basis certain other expenses incurred in the business of the Fund. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the anticipated costs of services to be provided under the Sub-Advisory Agreement supported its approval.

The Extent to which Economies of Scale would be Realized as the Fund’s Assets Grow and whether those Economies of Scale have been Shared with the Fund and its Shareholders. The Board considered the size and growth prospects of the Fund and how it relates to the structure of the Fund’s management fee schedule, which does not include breakpoints, noting that the Advisor is responsible for the payment of sub-advisory fees to the Sub-Advisor. The Board next considered that the Fund would experience benefits from certain fees being capped pursuant to the Expense Limitation Agreement. The Board considered that the Fund’s growth prospects were uncertain and concluded, given this fact and that since the Fund is new, it was not necessary to consider economies of scale at this time as a factor in approving the Sub-Advisory Agreement at the present time.

Other Benefits to be Derived by the Sub-Advisor from its Relationship with the Fund. The Board considered “fall-out” or ancillary benefits that would accrue to the Sub-Advisor as a result of its relationship with the Fund (other than the sub-advisory fee), including non-quantifiable reputational benefits. The Board concluded that such potential benefits are immaterial to its consideration and approval of the Sub-Advisory Agreement.

Conclusion. The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed with counsel to the Fund the legal standards applicable to its consideration of the Sub-Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the sub-advisory arrangement, as outlined in the Sub-Advisory Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant. The Board concluded it would be in the best interest of the Fund and its shareholders to approve the Sub-Advisory Agreement for an initial two-year term.

After full consideration of the above factors as well as other factors, the Board, including the Independent Trustees, unanimously approved the Sub-Advisory Agreement with the Sub-Advisor on behalf of the Fund.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Calamos Aksia Hedged Strategies Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Aksia Hedged Strategies Fund (the “Fund”) as of March 31, 2026, the related statements of operations, cash flows, and changes in net assets, and the financial highlights for the period from October 1, 2025 (commencement of operations) through March 31, 2026, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations, its cash flows, the changes in net assets, and the financial highlights for the period from October 1, 2025 through March 31, 2026, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian, transfer agent, and underlying fund administrators or managers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Calamos Advisors LLC since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
May 28, 2026

CALAMOS AKSIA HEDGED STRATEGIES FUND ANNUAL REPORT

Trustees and Officers (Unaudited)

MANAGEMENT OF THE FUND (HEDGX)

The Fund’s business and affairs are managed under the direction of the Board. The Board currently consists of five members, three of whom are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act. The Fund refers to these individuals as its independent trustees. The Board annually elects the Fund’s officers, who serve at the discretion of the Board. The Board maintains an audit committee, a nominating and governance committee and an independent trustees committee and may establish additional committees from time to time as necessary. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the membership of the Board. The SAI can be obtained upon request and without charge by writing to the Fund at Calamos Aksia Hedged Strategies Fund, c/o 2020 Calamos Court, Naperville, Illinois 60563, Client Services, 4th Floor, or by calling toll-free 1.866.363.9219. Investors may request the SAI by calling 1.866.363.9219 or by visiting www.calamos.com or www.acprivatemarkets.com.

Board of Trustees and Officers

Trustees

Information regarding the members of the Board is set forth below. The Trustees have been divided into two groups-Interested Trustees and Independent Trustees. As set forth in the Fund’s Declaration of Trust, each Trustee’s term of office shall continue until his or her death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee.

NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE(3)	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Interested Trustees(2)
John Koudounis (1966)	Chairman, Trustee and Vice President	Indefinite Length — Since Inception	President (since February 2021) and Chief Executive Officer, Calamos Asset Management, Inc. (“CAM”); Calamos Investments LLC, Calamos Advisors LLC, Calamos Wealth Management LLC, and Calamos Financial Services LLC (since 2016); Chairman and Chief Executive Officer (since 2022), Calamos Antetokounmpo Asset Management LLC ; Director, CAM (since 2016); prior thereto, President and Chief Executive Officer (2010‑2016), Mizuho Securities USA Inc.	75

-CAM (Director)

-National Hellenic Museum (Trustee/Executive Committee Member)

-The Hellenic Initiative (Board Member/Executive Committee Member)

-World Business Chicago (Trustee) — National Council of the Order of Saint Andrew the Apostle (Board Member)

-Greek Orthodox Metropolis of Chicago Foundation (Board Member/President)

-Ecumenical Patriarch Bartholomew Foundation (Board Member/Chairman of the Investment Committee)

-SEAL Future Foundation (executive advisory board member)

Jim Vos (1962)	Trustee	Indefinite Length — Since Inception	Partner, CEO, Aksia LLC	3	None

Trustees and Officers (Unaudited)

NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE(3)	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Independent Trustees
Bjorn Forfang (1960)	Trustee	Indefinite Length — Since Inception	Deputy CEO, CFA Institute Managing Partner, Erigo Capital Partners	3	None
Christopher M. Toub (1959)	Trustee	Indefinite Length — Since Inception	Private investor; formerly Director of Equities, Alliance Bernstein LP (until 2012)	75	None
John Neal (1950)	Trustee	Indefinite Length — Since Inception	Retired; Private investor	3

-Director, Creation Investments (private international microfinance company)

- formerly, Director Neuro-ID (private company providing prescriptive analytics for the risk industry) (until 2021)

-formerly, Partner, Linden LLC (health care private equity) (until 2018)

(1)
The address of each Trustee is care of the Secretary of the Fund at 2020 Calamos Court, Naperville, IL 60563.
(2)
“Interested person,” as defined in the 1940 Act, of the Fund. John Koudounis and Jim Vos are each an interested person of the Fund due to their affiliation with Calamos and Aksia, respectively.
(3)
The term “Fund Complex” means two or more registered investment companies that share the same investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.

CALAMOS AKSIA HEDGED STRATEGIES FUND ANNUAL REPORT

Trustees and Officers (Unaudited)

Officers

The preceding table gives information about John Koudounis and Jim Vos, each of whom is a Vice President of the Fund. The following table sets forth each other officer’s name, age, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board of Trustees.

NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Dan Dufresne (1974)	President and Principal Executive Officer	Indefinite Length — Since Inception

Executive Vice President and Chief Operating Officer, CAM, CILLC, Calamos Advisors LLC (“Calamos Advisors”), Calamos Financial Services LLC and Calamos Wealth Management LLC (“CWM”) (since 2021); President, Calamos Antetokounmpo Asset Management LLC, doing business as CGAM (“CGAM”) (since 2022); prior thereto Citadel (1999‑2020); Partner (2008‑2020); Managing Director, Global Treasurer (2008‑2020); Global Head of Operations (2011‑2020); Global Head of Counterparty Strategy (2018‑2020); Senior Advisor to the COO (2020); CEO, Citadel Clearing LLC (2015‑2020).

John P. Calamos (1940)	Global CIO	Indefinite Length — Since Inception

Founder, Chairman and Global Chief Investment Officer, CAM, CILLC, Calamos Advisors and its predecessor, and CWM; Director, CAM; Global Chief Investment Officer, CGAM; previously, Chief Executive Officer, Calamos Financial Services LLC, (“CFS”) and its predecessor; Director, CAM, CILLC, Calamos Advisors, and CWM

Brian Goldberg (1984)	Vice President	Indefinite Length — Since Inception	Partner, Co-Head of Hedge Funds, Aksia LLC (since 2005); Managing Director, Head of Event Driven & Multi-Strategy, Aksia LLC (2019-2023)
Joseph Larucci (1970)	Vice President	Indefinite Length — Since Inception	Partner, Aksia LLC (since 2006)
Thomas P. Kiley III (1968)	Vice President	Indefinite Length — Since Inception

Senior Vice President, Chief Distribution Officer (since 2024), CAM, CILLC, and Calamos Advisors; Principal Executive Officer and Chief Distribution Officer (since 2024), CFS; Vice President (since 2024), CGAM; prior thereto Managing Director, RIA Eastern Divisional Sales Manager, Blackrock Investments, Inc. (2017‑2024)

Erik Ojala (1975)	Chief Legal Officer, Vice President, and Secretary	Indefinite Length — Since Inception

Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM (since 2023); Chief Legal Officer, CGAM (since 2023); General Counsel and Secretary, CFS (since 2023); prior thereto, Executive Vice President and General Counsel (2017‑2023), Secretary (2010‑2023) and Chief Compliance Officer (2022‑2023), Harbor Capital Advisors, Inc.; Director and Secretary (2019‑2023) and Chief Compliance Officer (2022‑2023), Harbor Trust Company, Inc.; Director, Executive Vice President (2017‑2023) and Chief Compliance Officer (2017‑2021, 2022‑2023), Harbor Funds Distributors, Inc.; Director (2017‑2023), Assistant Secretary (2014‑2023) and Chief Compliance Officer (2022‑2023), Harbor Services Group, Inc.; Chief Compliance Officer, Harbor ETF Trust (2021‑2023); and Chief Compliance Officer of Harbor Funds (2017‑2023)

Trustees and Officers (Unaudited)

NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Thomas E. Herman (1961)	Chief Financial Officer, Principal Financial Officer, and Vice President	Indefinite Length — Since Inception

Executive Vice President (since February 2021) and Chief Financial Officer, Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors, and Calamos Wealth Management LLC (since 2016), Chief Financial Officer, CGAM (since July 2022); prior thereto, President and Chief Financial Officer Calamos Avenue Management, LLC (2020‑2022), Chief Financial Officer and Treasurer, Harris Associates (2010‑2016)

Walter M. Kelly (1970)	Chief Compliance Officer	Indefinite Length — Since Inception

Senior Vice President, Chief Compliance Officer — Calamos Funds (since 2025), Co-Chief Compliance Officer — Calamos Advisors; prior thereto, General Counsel, Cedar Pine, LLC (2021‑2025); Chief Compliance Officer SBB Research Group, LLC (2021‑2025); Managing Director Nuveen Investments (since 2017), formerly, Senior Vice President (2008‑2017) and Chief Compliance Officer Nuveen Funds (2006‑2020).

Stephen Atkins (1965)	Treasurer	Indefinite Length — Since Inception

Senior Vice President, Head of Fund Administration (since February 2020), Calamos Advisors; prior thereto, Consultant, Fund Accounting and Administration, Vx Capital Partners (March 2019-February 2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010‑2018).

(1)
The address of each officer is care of the Secretary of the Fund at 2020 Calamos Court, Naperville, IL 60563.

CALAMOS AKSIA HEDGED STRATEGIES FUND ANNUAL REPORT

Risk Factors

An investment in the Fund involves a high degree of risk and other considerations and, therefore, should be undertaken only by investors capable of evaluating the risks of the Fund and bearing the risks it represents. Below is a summary of some of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see “Types of Investments and Related Risks” in the Fund’s prospectus.

•
Unlike most closed-end funds, the Fund’s Shares will not be listed on any securities exchange;
•
Although the Fund has implemented a quarterly share repurchase program, there is no guarantee that an investor will be able to sell all of the Shares that the investor desires to sell. The Fund should therefore be considered to offer limited liquidity;
•
The Fund may invest in private investment funds, which are managed by third-party investment managers that employ a variety of alternative investment strategies (whether hedged or not) commonly known as “hedge funds” (“Alternative Funds”), and which are not registered as investment companies under the 1940 Act. Alternative Funds are commingled asset pools that typically offer their securities privately and are subject to additional risks related to illiquidity, indirect fees, valuation, limited operating histories, and limited information regarding underlying investments. Investments in such Alternative Funds, which may include unfunded capital commitments, or amounts that the Fund has committed to invest in a given Alternative Fund but which have not yet been called by the general partner of that Alternative Fund, are subject to certain risks. These include, among others, risks related to indirect fees as well as the valuation and liquidity of the underlying private fund. While investments in Alternative Funds may in certain instances be fair valued at NAV as a practical expedient in accordance with GAAP, there is a risk that such investments may sell at a value different from their reported NAV. Additionally, the Fund may be required to liquidate other portfolio investments, potentially at inopportune times, in order to obtain the cash needed to satisfy its obligations with respect to a capital call in connection with any such investments;
•
Hedge funds, including the Alternative Funds in which the Fund invests, often engage in speculative investment practices such as leverage, short-selling, arbitrage, hedging, derivatives, and other strategies that may increase investment loss. They may involve complex tax structures and delays in distributing tax information. A hedge fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such fund at a time that is unfavorable. Certain hedge fund managers charge performance-based fees that may create an incentive to invest hedge fund assets in investments that are riskier or more speculative than the investments the managers would have selected in the absence of a performance fee;
•
The capital markets may experience periods of disruption and instability, including as a result of events such as geopolitical events, natural disasters, or widespread pandemics or other adverse public health developments. Such market conditions may materially and adversely affect debt and equity capital markets, which may have a negative impact on the Fund’s investments, business, and operations;
•
The Fund’s or Alternative Funds’ investments in securities and other obligations of companies that are experiencing distress involve a substantial degree of risk are generally considered speculative and may be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws;
•
Certain investments may be exposed to the credit risk of the counterparties with whom the Fund, or an Alternative Fund in which the Fund invests, as applicable, deals or of third-party contractual customers of such counterparties;
•
The valuation of securities or instruments that lack a central trading place (such as fixed-income securities or instruments) may carry greater risk than those that trade on an exchange;
•
The Fund’s or Alternative Funds’ investments may include securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative
•
characteristics with respect to the issuer’s capacity to pay interest and repay principal and may be particularly susceptible to economic downturns, which could cause losses;
•
Derivative investments can be highly volatile and have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund;
•
The Fund may be materially adversely affected by market, economic and political conditions globally and in the jurisdictions and sectors in which the Fund invests;

Risk Factors

•
Non-U.S. securities may be traded in undeveloped, inefficient, and less liquid markets and may experience greater price volatility and changes in value — changes in foreign currency exchange rates may adversely affect the U.S. dollar value of and returns on foreign denominated investments;
•
There is no assurance that the Fund’s investment objectives will be achieved; and
•
To qualify and remain eligible for the special tax treatment accorded to RICs under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status.

Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment.

CALAMOS AKSIA HEDGED STRATEGIES FUND ANNUAL REPORT

Privacy Policy (Unaudited)

At Calamos Investments, we are committed to conducting ourselves with total integrity and to the highest standards of prudent business practice. Your financial privacy is an important part of these activities. Our Privacy Policy outlines the steps we take to protect your personal information. Preserving your trust and confidence reflects our dedication to maintaining long-term client relationships.

Why It Is Important We Share Our Privacy Policy

We believe that maintaining the privacy of your personal financial information is an essential piece of the service that we provide. This Privacy Policy explains how Calamos Investments handles your personal financial information, and the procedures that we follow to ensure your privacy.

What Types of Personal Information Does Calamos Investments Collect?

We collect information about you to help serve your financial needs, provide customer service, and fulfill various legal and regulatory requirements. The type of information that we collect from you will vary based upon the product or service that we provide, and may include:

•
Information included on applications, questionnaires, new account forms and other related forms such as your name, address, Social Security number, assets and income;
•
Information about your transactions with us such as purchases, sales, account balances, and bank account information;
•
Information provided or captured on our website; including any information captured on our website through the use of “cookies”.

How Does Calamos Investments Share Your Information?

First and foremost, Calamos Investments does not sell lists of client information, nor do we disclose client information to marketing companies, with the exception of companies we may hire to provide specific services for us, as described below. We do not disclose any of the information described above to anyone, except as provided by law. Specifically, Calamos Investments may share non-public personal information with our affiliates in the course of processing transactions, managing accounts on your behalf, or to inform you of products or services that we believe may be of interest to you. Additionally, we may share non-public personal information with the following types of third parties:

•
Our financial service providers such as custodians and transfer agents; and
•
Non-financial companies under servicing or joint marketing agreements, such as printing firms and mailing firms that may assist us in the distribution of investor materials.

In all cases, your information is strictly protected. These third parties are bound by law or by contract to use your information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. This policy applies to current and former clients. If you access our services or products through another financial intermediary, such as a wrap fee sponsor, your intermediary’s policy will govern how it uses your personal information.

Your Right to Opt Out

Calamos Investments does not sell or distribute non-public information to third parties, except as provided above. If, in the future, our policies were to change, you would be notified and provided an opportunity to opt out of our disclosing that information.

That is, you could tell us not to disclose the information to any other person or entity at any time. Also, if our policies were to change in the future and you are in a state that requires opting in to the sharing of your non-public information (such as Colorado, Connecticut or Virginia), you would be notified and asked to opt in.

Calamos Investments does not discriminate against clients who exercise any privacy rights, nor do we discriminate in responding to client requests for access to or deletion of their personal information.

How We Keep Your Information Secure and Confidential

In order to further protect you, Calamos Investments maintains strict internal security measures and monitors where your personal data is held. We restrict access to your personal and account information to those employees who need to know that information to service your account. We also maintain physical, electronic and procedural safeguards that comply with industry standards to guard our non-public personal information.

To protect your accounts online, encryption technology — such as Transport Layer Security — is used to prevent unauthorized access. Before accessing your accounts online, you are required to provide verification of who you are and a password/PIN number.

We request your help in this process by keeping your identification information and password/PIN number private and restricting access to your personal computer.

Privacy Policy (Unaudited)

As a client of Calamos Investments, you can rely on our commitment to protect your personal information and privacy.

CALAMOS COMPANIES PROVIDING THIS NOTICE:

•
Calamos Advisors LLC
•
Calamos Advisors Trust
•
Calamos Financial Services LLC
•
Calamos Investment Trust
•
Calamos Wealth Management LLC
•
Calamos Convertible Opportunities and Income Fund
•
Calamos Convertible and High Income Fund
•
Calamos Dynamic Convertible and Income Fund
•
Calamos Global Dynamic Income Fund
•
Calamos Global Total Return Fund
•
Calamos Strategic Total Return Fund
•
Calamos Global Opportunities Fund LP
•
Calamos Long/Short Equity & Dynamic Income Trust
•
Calamos ETF Trust
•
Calamos Antetokounmpo Asset Management LLC
•
Calamos Aksia Alternative Credit and Income Fund
•
Calamos Aksia Private Equity and Alternatives Fund
•
Calamos Aksia Hedged Strategies Fund

CALAMOS AKSIA HEDGED STRATEGIES FUND ANNUAL REPORT

HEDGX combines Aksia’s hedge funds expertise with Calamos’ strength in managing liquid alternatives

As a curated portfolio of hedge funds, HEDGX seeks low equity beta and can serve as a key diversifier in an asset allocation.

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 866‑363‑9219. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 866.363.9219, by visiting the Calamos Web site at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a‑2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.435.6152

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563‑2787

INVESTMENT SUB-ADVISOR:
Aksia LLC
New York, NY 10022

CUSTODIAN / ADMINISTRATIVE SERVICES:*
State Street Corporation
1776 Heritage Drive, 3rd Floor
North Quincy, MA 02171
888.444.3613

TRANSFER AGENT:*
U.S. Bank Global Fund Services
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202
800.582.6959

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
Cohen & Company, Ltd.
Philadelphia, PA

LEGAL COUNSEL:
Faegre Drinker Biddle & Reath LLP
One Logan Square, Ste 2000
Philadelphia, PA 19103

*
Prior to March 30, 2026, State Street Corporation was the Transfer Agent for the Fund.

HOW TO INVEST IN HEDGX

Unlike most hedge fund products, Calamos Aksia Hedged Strategies Fund does not require investor accreditation or qualification requirements. Investors can easily purchase fund shares on a daily basis.

Contact us to learn more:

866.363.9219

caminfo@calamos.com
https://www.acprivatemarkets.com/funds/hedgx/

Calamos Financial Services LLC, Distributor
2020 Calamos Court | Naperville, IL 60563‑2787
866.363.9219 | www.calamos.com | caminfo@calamos.com

© 2026 Calamos Investments LLC. All Rights Reserved. Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

© 2026 Aksia LLC. All Rights Reserved. Aksia® is a registered trademark of Aksia LLC.

HESANR 12057 033126

ITEM 1(b).

Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, and principal accounting officer or controller, or person performing similar functions.

(b)	No response required.

(c)	The Registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 during the period covered by this report.

(d)	The Registrant has not granted a waiver of an implicit waiver from its Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f)(1)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that, it has three audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: Bjorn Forfang, Christopher M. Toub, and John E. Neal.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Fiscal Year Ended	March 31, 2026
Audit Fees(a)	$75,000
Audit-Related Fees(b)	$56,341
Tax Fees(c)	$50,000
All Other Fees(d)	$-
Total	$181,341

(a)	Audit Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the Registrant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)	Audit-Related Fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c)	Tax Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning.

(d)	All Other Fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e)(1)	The Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the Registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived in instances where the amount is immaterial or the full audit committee has authorized, the chairman of the audit committee may pre-approve audit and non-audit services by the Registrant’s accountants. Such approvals shall be ratified by the full audit committee at the next meeting.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant if the engagement relates directly to the operations or financial reporting of the Registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if in instances where the amount is immaterial or the full audit committee has authorized, the chairman of the audit committee may pre-approve audit and non-audit services by the Registrant’s accountants. Such approvals shall be ratified by the full audit committee at the next meeting.

(e)(2)	No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	No disclosures are required by this Item 4(f).

(g)	The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the Registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Year Ended	March 31, 2026
Registrant	$50,000
Investment Adviser	$-

(h)	No disclosures are required by this Item 4(h).

(i)	Not applicable.

(j)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The complete schedule of investments is included in the financial statements filed under Item 1 of the N-CSR.

(b)	Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Included in the Report to Shareholders in Item 1(a).

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)	Below is biographical information relating to the Fund’s portfolio managers as of the date of filing of the report:

Brian Goldberg, CFA, Partner, Co-Head of Hedge Funds, Aksia LLC

Brian is a Co-Head of Hedge Funds and has over 19 years of industry experience. He manages the teams responsible for sourcing, conducting due diligence, evaluating and monitoring funds in the event driven and multi-strategy sectors. Brian also works with global investors focused on hedge funds, directing strategic portfolio construction, management, and providing customized investment decisions.

Prior to joining Aksia in 2011, Brian was an execution trader for a high-frequency equity group at SAC Capital Advisors, where he was responsible for the group’s domestic and international trading activity. Before that, Brian worked as a research analyst and salesperson at GFI Group where he generated actionable equity trading ideas based on movements in related credit instruments.

Brian graduated from Cornell University with a BS in Policy Analysis and Management. He is a CFA charterholder.

In 2015, he was recognized as a Rising Star of Hedge Funds by Institutional Investor

Joseph Larucci, Partner, Aksia LLC

Joseph is on the Hedge Fund team and has over 32 years of experience in equity trading and alternative investments. He manages the team of research professionals responsible for sourcing, researching and underwriting equity strategies.

Prior to joining Aksia, Joseph was a Director and Head of the Long/Short Equity team in the Alternative Capital Division at Credit Suisse. Before that, he was at Donaldson Lufkin and Jenrette Asset Management (DLJAM), which was acquired by Credit Suisse. Joseph started his career at Cowen and Company as an equity trader.

Joseph graduated from New York Maritime College with a BEng in Marine Engineering.

Below is biographical information relating to the voting members of the Advisor’s Investment Committee:

David O’Donohue, Co-Head of Alternative Strategies, Senior Co-Portfolio Manager, Calamos

Mr. O’Donohue is responsible for portfolio management and investment research, focusing on the Market Neutral Income, Hedged Equity, and Merger Arbitrage strategies, as well as the Calamos Structured Protection ETFs™. He joined Calamos Advisors LLC in 2014. His investment industry experience of more than 20 years includes co-manager responsibilities at Hard Eight Futures, Forty4 Asset Management, Chicago Fundamental Investment Partners, Mulligan Partners LLC and Ritchie Capital. He began his career as a trader at SAM Investments. Mr. O’Donohue graduated from the University of Illinois with a BS in Finance.

Michael Grant, Co-CIO, Head of Long/Short Strategies and Growth Strategies, and Senior Co-Portfolio Manager, Calamos

Mr. Grant manages investment team members and leads the portfolio management team responsible for our Long/Short strategies. He is also a member of the Calamos Investment Committee, which is charged with providing a top-down framework, maintaining oversight of risk and performance metrics, and evaluating investment process. He joined Calamos in 2015 and has more than 35 years of investment industry experience. Prior to joining Calamos, Michael founded Phineus Partners in 2002, where he launched a successful long/short strategy. Previously, he was a Managing Director of Schroder Investment Management with responsibilities over US equity mandates. During his tenure at Schroders, he also served as Head of the Global Technology Team and Head of the U.S. Equity Team in London. Prior to that, Mr. Grant was a portfolio manager for the National Investment Trust Co. in Taipei, Taiwan and a US equity analyst for the Principal Group in Canada. Mr. Grant earned a master’s degree from the London School of Economics, where he specialized in International History. He has Bachelor of Commerce from the University of Alberta, Canada.

(a)(2)	The portfolio managers primarily responsible for the day-to-day management of the Fund also manages other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of March 31, 2026: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio manager; the total assets of such companies, vehicles and accounts; and the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

	NUMBER OF ACCOUNTS	ASSETS OF ACCOUNTS (IN MILLIONS)	NUMBER OF ACCOUNTS SUBJECT TO A PERFORMANCE FEE	ASSETS SUBJECT TO A PERFORMANCE FEE (IN MILLIONS)
Brian Goldberg
Registered Investment Companies	1	$40.0	1	$0.0
Other Pooled Investment Vehicles	4	$2,050.0	0	$0.0
Other Accounts	22	$7,100.0	6	$3,820
Joseph Larucci
Registered Investment Companies	1	$40.0	1	$0.0
Other Pooled Investment Vehicles	4	$2,050.0	0	$0.0
Other Accounts	22	$7,100	6	$3,820
David O’Donohue
Registered Investment Companies	41	$19,252.4	0	$0
Other Pooled Investment Vehicles	1	$0.0	0	$0
Other Accounts	0	$0.0	0	$0
Michael Grant
Registered Investment Companies	4	$3,046.1	0	$0
Other Pooled Investment Vehicles	1	$0.0	0	$0
Other Accounts	116	$150.7	0	$0

The portfolio managers may invest for their own benefit in securities held in brokerage and fund accounts. The information shown in the table does not include information about those accounts where the portfolio managers or members of their family have a beneficial or pecuniary interest because no advisory relationship exists with Calamos Advisors, Aksia, or any of their affiliates.

The Registrant’s portfolio managers are responsible for managing the Registrant and other accounts, including separate accounts and unregistered funds.

Calamos Advisors’ Conflict Disclosure

The Fund's executive officers and Trustees, and the employees of the Advisor or Sub-Advisor, serve or may serve as officers, trustees or principals of Other Investment Vehicles that operate in the same or a related line of business as the Fund or of other Calamos- or Aksia-advised funds. As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its Shareholders. Moreover, notwithstanding the difference in principal investment objectives between the Fund and the Other Investment Vehicles, such other funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by the Advisors or their affiliates), have, and may from time to time have, overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent the Other Investment Vehicles have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced.

The Advisors are entities in which certain of the Fund's Trustees and officers may have indirect ownership and/or economic interests. The Advisor' or the Fund's officers, Trustees, principals or investment personnel may also have ownership interests in Other Investment Vehicles. Certain of the Fund's Trustees and officers also serve as officers or principals of other investment managers affiliated with the Advisors that currently, and may in the future, manage Other Investment Vehicles. In addition, certain of the Fund's officers and Trustees serve or may serve as officers, trustees or principals of entities that operate in the same or related line of business as the Fund does or of Other Investment Vehicles. Accordingly, the Advisors and their respective affiliates may face conflicts in the allocation of investment opportunities among the Fund and other accounts advised by or affiliated with the Advisors or in which the officers, principals or investment personnel of the Advisors have economic interests and the Fund may not be made aware of and/or given the opportunity to participate in certain investments made by investment funds managed by the Advisors or their affiliates. However, the Advisors intend to allocate investment opportunities in a fair and equitable manner in accordance with their investment allocation policy, consistent with each Other Investment Vehicle's investment objective and strategies and legal and regulatory requirements.

The results of the Fund's investment activities may differ significantly from the results achieved by the Other Investment Vehicles. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates of the Advisor achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Advisors, their affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity, and terms of the Fund's investments may be negatively impacted by the activities of the Advisors and their affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Advisors may enter into transactions and invest in securities, instruments, and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal, or issuer. In such cases, such party's interests in the transaction could be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Advisors or their affiliates. One or more affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests, or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Advisor affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.

Applicable law, including the 1940 Act, may at times prevent the Fund from being able to participate in investments that it otherwise would participate in and may require the Fund to dispose of investments at a time when it otherwise would not dispose of such investment, in each case, in order to comply with applicable law.

The 1940 Act contains prohibitions and restrictions relating to certain transactions between registered investment companies and certain affiliates (including any investment advisors), principal underwriters and certain affiliates of those affiliates or underwriters. Because the Fund is a registered investment company, the Fund is not generally permitted to make loans to companies controlled by the Advisors or other funds managed by the Advisors or their affiliates. The Fund, the Advisor and the Sub-Advisor have received exemptive relief that would permit the Fund and certain co-investment affiliates to co-invest in suitable negotiated investments. Co-investments made under the exemptive relief are subject to compliance with the conditions and other requirements contained in the exemptive relief, which could limit the Fund's ability to participate in a co-investment transaction.

The Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither the Advisors nor any of their affiliates will have any obligation to allow its credit to be used in connection with the Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of the Advisors or their affiliates in evaluating the Fund's creditworthiness.

By reason of the various activities of the Advisors and their affiliates, the Advisors and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

The Advisors have adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Advisors believe such voting decisions to be in accordance with their fiduciary obligations.

Aksia’s Conflict Disclosure

As a registered investment adviser, Aksia is required to disclose and mitigate potential conflicts of interest. As such, Aksia has adopted policies and procedures that both identify and address potential conflicts, described in detail below:

a.             Allocation of Investment Opportunities: Aksia’s procedures require the objective allocation of general investment opportunities to ensure fair and equitable allocation among customized separate account and advisory client accounts (collectively, “Clients”). In the event there is limited capacity in a general investment opportunity in which multiple Clients are interested, Aksia will first evaluate the opportunity in light of the investment guidelines and restrictions relevant to each Client, in order to determine whether the opportunity could be suitable for the Client. Once Aksia has identified the Clients for which the opportunity may be suitable, Aksia will reach out to each Client (or in the case of an investment management Client, to the Aksia client team) to gauge such Client’s interest in investing. When Aksia has received responses from the identified Clients, Aksia will advise the underlying manager offering the general investment opportunity which of Aksia’s Clients are interested in investing in its vehicle and request that the manager determine the allocations to the various Aksia Clients. In the event that our aggregate client interest exceeds the available capacity, and the manager is unwilling to decide between eligible clients, Aksia will seek to split the capacity pro rata among interested and eligible discretionary and non-discretionary advisory clients.

With respect to co-investment opportunities (“Co-Investments”), Aksia will first compile a list of Advisory Clients for which (i) Aksia has an obligation to perform co-investment sourcing services and (ii) such opportunity is consistent with the relevant client’s co-investment program preferences (“Participating Clients”), subject to any limitations placed upon Aksia by the underlying manager offering the Co-Investment. Aksia will then submit an indication of interest to the manager, specifying a distinct amount of the opportunity to be made available for each client. In submitting an indication of interest, Aksia will communicate to the manager a desired allocation of the opportunity in respect of Discretionary Clients, as well as Non-Discretionary Clients who have communicated to Aksia a desire to participate in the opportunity and the amount thereof. In the event of a Co-Investment opportunity with scarce capacity, the underlying manager offering the Co-Investment opportunity will generally determine the allocations among Aksia’s relevant clients. If the underlying manager delegates full or partial authority to Aksia, Aksia will seek to allocate the investment to Participating Clients in a fair and equitable manner with a preference towards a pro rata allocation based on interest. Following such allocation, if there is an additional excess allocation remaining, such excess allocation may be offered to any client of Aksia or to any third party, in each case selected by Aksia in its sole discretion. The foregoing allocation policy with respect to Co-Investments does not apply to client-sourced opportunities which may be preserved by the client to the extent Aksia is also not allocated or offered the opportunity directly by the manager.

Aksia acts as a discretionary investment manager to one or more Registered Investment Companies (each, a “Registered Fund’). Any Co-Investment opportunities in which both a Registered Fund and certain other Aksia Client funds invest must comply with either the exemptive relief Aksia has been granted by the SEC, or with SEC no-action guidance. The participation of a Registered Fund may impact the ability of the Registered Fund or of these certain Aksia Client funds to make an investment or a follow on investment. With respect to secondary opportunities (“Secondary”), Aksia will first compile a list of Advisory Clients for which (i) Aksia is specifically contractually obligated to perform Secondary sourcing services and (ii) such opportunity is consistent with the relevant client’s Secondary program preferences and capabilities. Once Aksia determines the interest for each Client, Aksia will seek to directly or indirectly allocate the opportunity among such Clients pro-rata based on interest. If the seller is unable to allocate the opportunity across multiple Clients, Aksia will use a rotation approach, and review the date of each eligible client’s most recent offer of a Secondary opportunity. The client with the most time elapsed since its last Secondary offer will be offered the Secondary opportunity. If such client is a Non-Discretionary Advisory Client, Aksia will request the seller’s permission to notify the relevant client of the opportunity so that the client will be able to consider submitting a bid on the opportunity. If, however, Aksia has discretionary authority with respect to such client, Aksia will determine whether to submit an offer on the client’s behalf. If the relevant client or Aksia, as applicable, chooses not to submit a bid in respect of such Secondary opportunity, then the process will be repeated with the next client based on the time elapsed since the last Secondary offer until a bid is submitted in respect of the opportunity, or all identified clients have been offered the opportunity. If a bid has still not been submitted in respect of such opportunity, the opportunity may then be offered to clients for which Aksia is not expressly contractually obligated to perform Secondary sourcing services but for whom such opportunity may not be consistent with the relevant client’s general investment preferences and capabilities. The foregoing allocation policy with respect to Secondaries does not apply to client-sourced opportunities which may be preserved by the client to the extent Aksia is not also allocated or offered the opportunity directly by the manager.

b.             Performance-Based Fees and Side-by-Side Management: While most advisory clients choose to pay fixed or asset-based fees, some pay performance-based fees. In addition, amongst clients paying fixed or asset-based fees, some may pay higher fees than others. These different payment structures may give rise to a potential conflict of interest because Aksia may have an incentive to favor Client accounts that pay Aksia performance-based compensation or higher fees. Aksia is mindful of its obligation to act in the best interests of its advisory clients and has thus adopted policies and procedures designed to mitigate the potential conflicts of interest that relate to the management of multiple accounts, including accounts with differing fee arrangements.

Aksia employs a wide range of investment objectives and strategies for its Clients. These differing objectives and strategies raise potential conflicts of interest. For example, Aksia may evaluate the purchase of an investment opportunity for one Client account while simultaneously evaluating the sale of such opportunity for a different Client.

In specific instances, these differing strategies may result in Aksia buying and selling different securities and instruments within an issuer’s capital structure for different Clients. Accordingly, it is possible that one Client may acquire an instrument that is senior in the capital structure of an issuer relative to an instrument for a different Client that is more junior in the capital structure. In certain circumstances, such as if the credit quality of the issuer deteriorates, the Aksia may owe conflicting fiduciary duties to multiple Clients, in that action taken to protect the interest of one set of holders may be detrimental to, or conflict with the interests of, other holders of that issuer’s securities or instruments. When the Aksia causes its Clients to take opposite positions with respect to a particular security or investment, or to invest in securities of an issuer with varying seniority in the issuer’s capital structure, actions taken by the Aksia for one set of Clients may disadvantage other sets of Clients.

c.             Clients with Affiliated Investment Managers: Given that Aksia’s clients are large institutions there are certain circumstances where Aksia may recommend, purchase, or sell for its clients’ funds managed by investment managers that are affiliated with, managed or owned by clients of Aksia. Aksia has addressed this potential conflict of interest through the implementation of policies and procedures reasonably designed to ensure that its activities are carried out in compliance with applicable regulatory requirements and in the best interests of clients. For example, if Aksia were to recommend an investment with an investment manager that Aksia knew was affiliated with an Aksia client, Aksia would fully disclose the relationship in its due diligence report. In addition, the potential investment would be subjected to Aksia’s extensive due diligence process, which includes multiple layers of review by multiple individuals.

d.             Investing in Securities Recommended to Clients: From time to time, Aksia may form investment vehicles owned by Aksia, its members, its employees and/or its affiliates, that invest (directly or indirectly) in certain Clients to which it provides investment management services (a “GP Commitment”). This arrangement creates a conflict of interest because Aksia or its related persons has an incentive to favor Clients in which it owns a financial interest over its other Clients. Aksia addresses this potential conflict of interest via the implementation of its policies and procedures relating to the allocation of investment opportunities. In addition, certain of Aksia’s investment management clients have made seed investments in funds in return for fee savings or revenue participation (“Client Affiliated Managers”). To the extent that investment management clients in which Aksia has made a GP Commitment have made seed investments in funds of Client Affiliated Managers, Aksia will benefit economically from profits earned by such investment management clients, in addition to the fees that Aksia directly earns from its investment management clients. This poses a conflict of interest for Aksia in its recommendations to its clients. To mitigate this conflict, Aksia will disclose its pecuniary interest in such Client Affiliated Managers to its clients and take other steps to maintain Aksia’s objectivity. Clients can also instruct Aksia to avoid making investment allocations to Client Affiliated Managers.

e.             Gifts and Business Entertainment, Including Co-Hosting Events: In the ordinary course of business, Aksia personnel may receive and provide gifts and business entertainment. Such gifts and entertainment are strictly monitored by Aksia’s compliance team and governed by the respective firm’s Compliance Manual and Code of Ethics. In addition, Aksia hosts investor events and roundtables where investment managers may serve as panelists or co-hosts of such events. Aksia does not receive any compensation for such events and co-sponsored events are disclosed to attendees. Aksia attempts to mitigate any potential conflict arising from any manager recommendation by ensuring that all recommended funds undergo full due diligence prior to recommendation.

(a)(3)

Calamos' Compensation of Portfolio Managers

Compensation for portfolio management team members includes a competitive base salary, and an annual cash bonus (driven by investment, company, and individual performance). Portfolio managers are also eligible for the Calamos Long-Term Incentive ("LTI") program, which is an incentive award vesting over time that reflects appreciation and depreciation in the value of both the funds managed by such professional and the company generally. LTI awards vest on a three-year schedule (25% on or about the first anniversary of the award grant, 25% on or about the second anniversary of the award grant, and 50% on or about the third anniversary of the award grant). Each investment team LTI award will be allocated as follows: (i) 33.3% to track the value of the associate's managed strategies, (ii) 33.3% to track the Advisor's strategy of the associate's choice, and (iii) 33.3% to track the value of the firm; all over the vesting period.

Aksia's Compensation of Portfolio Managers

Portfolio managers are compensated with an annual salary and a discretionary year-end annual bonus, the amount of which is based on a multitude of quantitative and qualitative factors and are benchmarked against peers and local markets. Portfolio managers of Calamos Advisors are also eligible to receive long-term incentive awards based on the performance of certain managed investment products for investment professionals. Depending on seniority within the firm, portfolio managers also may be eligible to receive performance fees from private funds that they manage that vest over time. Performance fees can make up a significant portion of a portfolio manager’s overall compensation, and primarily are based on the investment performance of the private funds managed by the portfolio manager. This compensation structure aligns a portfolio manager’s and investors’ long-term interests.

(a)(4)	As of March 31, 2026, the end of the Registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Registrant is shown below:

PORTFOLIO MANAGER	AGGREGATE DOLLAR RANGE OF EQUITY NAME SECURITIES IN THE FUND
Brian Goldberg	None
Joseph Larucci	None
David O’Donohue	None
Michael Grant	None

(b)             Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

ITEM 16. CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activity.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1)	Code of Ethics.

(a)(2)	Not applicable.

(a)(3)(i)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)(ii)	Proxy Voting Policies and Procedures

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Aksia Hedged Strategies Fund

By:	/s/ Dan Dufresne
	Name:	Dan Dufresne
	Title:	Principal Executive Officer
	Date:	June 5, 2026

By:	/s/ Thomas E. Herman
	Name:	Thomas E. Herman
	Title:	Principal Financial Officer
	Date:	June 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Dan Dufresne
	Name:	Dan Dufresne
	Title:	Principal Executive Officer
	Date:	June 5, 2026

By:	/s/ Thomas E. Herman
	Name:	Thomas E. Herman
	Title:	Principal Financial Officer
	Date:	June 5, 2026